Registration No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

|_| Pre-Effective Amendment No. __  |_| Post-Effective Amendment No. __

(Check appropriate box or boxes)

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

copy to:

Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

          It is proposed that this filing will become effective on December 6, 2000 pursuant to Rule 488.

          An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Transaction	Letter to Shareholders; Summary; Reasons for the Exchange; Information About the Exchange

Item 5.	Information About the Registrant	Letter to Shareholders; Summary; Reasons for the Exchange; Information About the Exchange; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Company Being Acquired	Letter to Shareholders; Reasons for the Exchange; Information About the Exchange; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Dreyfus Short-Intermediate Government Fund dated April 1, 2000(1)

Item 13.	Additional Information About the Company Being Acquired	Statement of Additional Information of Dreyfus U.S. Treasury Short Term Fund dated May 1, 2000(2)

Item 14.	Financial Statements	Annual Report and Semi-Annual Report of Dreyfus Short-Intermediate Government Fund dated November 30, 1999 and May 31, 2000, respectively; Annual Report and Semi-Annual Report of Dreyfus U.S. Treasury Short Term Fund dated December 31, 1999 and May 31, 2000, respectively; Pro Forma Financial Statements.

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

(1)	Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-9634).

(2)	Incorporated herein by reference to the Registration Statement on Form N-1A of Dreyfus U.S. Treasury Short Term Fund (File No. 33-12899).

DREYFUS U.S. TREASURY SHORT TERM FUND
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

          As a shareholder of Dreyfus U.S. Treasury Short Term Fund (the "Fund"), you are being asked to vote on a Plan of Reorganization for the Fund under which all of the Fund' s assets would be transferred in a tax-free reorganization to Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund"), in exchange for shares of the Acquiring Fund. If the Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar management policies as the Fund.

           AFTER CAREFUL REVIEW, THE MEMBERS OF THE FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF THE FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR THE FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.

          Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. The Fund also may solicit proxies by letter or telephone. Voting by telephone will reduce the time and costs associated with the proxy solicitation. When the Fund records proxies by telephone, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

           Further information about the transaction is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, Michael A. Rosenberg, Secretary

December 8, 2000

TRANSFER OF THE ASSETS OF
DREYFUS U.S. TREASURY SHORT TERM FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

QUESTIONS & ANSWERS

THE ENCLOSED MATERIALS INCLUDE A PROSPECTUS/PROXY STATEMENT CONTAINING INFORMATION YOU NEED TO MAKE AN INFORMED DECISION. HOWEVER, WE THOUGHT IT WOULD ALSO BE HELPFUL TO BEGIN BY ANSWERING SOME OF THE IMPORTANT QUESTIONS YOU MIGHT HAVE ABOUT THE PROPOSED REORGANIZATION.

WHAT WILL HAPPEN TO MY SHARES IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Short-Intermediate Government Fund on or about February 23, 2001 (“Closing Date”) and will no longer be a shareholder of the Fund, which will be dissolved pursuant to the proposed reorganization. You will receive shares of Dreyfus Short-Intermediate Government Fund with a value equal to the value of your investment in the Fund at the time of the transaction.

WHAT IS THE KEY REASON FOR THIS FUND REORGANIZATION?

The Fund’s Board believes that the reorganization will permit shareholders to pursue substantially the same investment goals in a larger fund that has a lower expense ratio.

DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES?

The investment objective of each fund is to provide as high a level of current income as is consistent with the preservation of capital. However, the investment practices and limitations of each fund (and related risks) are not identical. The Dreyfus Corporation is the investment adviser for each fund. Gerald E. Thunelius is each fund’s primary portfolio manager. For additional information regarding the differences between the funds, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THIS PROPOSED REORGANIZATION?

Subject to shareholder approval, the proposed fund reorganization will not be a taxable event. Shareholders will not realize any capital gain or loss as a direct result of the proposed reorganization.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as Checkwriting Privilege, Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. The privileges you currently have on your Fund account will transfer automatically to your Dreyfus Short-Intermediate Government Fund account.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

The Trustees of the Fund recommend that you vote FOR the reorganization. The Trustees believe the reorganization is in the best interest of the Fund and its shareholders.

Please note if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

Preliminary Copy

DREYFUS U.S. TREASURY SHORT TERM FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus U.S. Treasury Short Term Fund (the "Fund" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, on Friday, February 16, 2001, at 10:00 a.m., for the following purposes:

          1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund") in exchange for the Acquiring Fund' s shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be dissolved; and

          2. To transact such other business as may properly come before the meetings, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on November 30, 2000, will be entitled to receive notice of and to vote at the meeting.

By Order of the Fund's Board Michael A. Rosenberg, Secretary

New York, New York

December 8, 2000

WE NEED YOUR PROXY VOTE IMMEDIATELY

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

December __, 2000

TRANSFER OF THE ASSETS OF
DREYFUS U.S. TREASURY SHORT TERM FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
PROSPECTUS/PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, FEBRUARY 16, 2001

          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus U.S. Treasury Short Term Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting" ) of the Fund to be held on Friday, February 16, 2001, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on November 30, 2000, are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund, all as more fully described in this Prospectus/Proxy Statement (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated December __, 2000, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and each Fund. A copy of the SAI is available without charge by calling 1-800-645-6561 or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

ACQUIRING FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ACQUIRING FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND' S SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          he Fund and the Acquiring Fund are open-end, management investment companies advised by The Dreyfus Corporation (“Dreyfus”). They also have the same primary portfolio manager and investment objective and substantially similar management policies. The substantive differences between the Fund and the Acquiring Fund are set forth in this Prospectus/Proxy Statement.

          The Acquiring Fund' s Prospectus dated April 1, 2000, the Acquiring Fund's Annual Report for the fiscal year ended November 30, 1999, including its audited financial statements for the fiscal year, and Semi-Annual Report for the six months ended May 31, 2000 each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated in this Prospectus/Proxy Statement by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MAY 1, 2000, ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, AND SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED JUNE 30, 2000, WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561.

          Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder’ s name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of October 31, 2000, there were 7,917,531 Fund shares issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about December 8, 2000.

TABLE OF CONTENTS

Page

Summary	5

Reasons for the Exchange	9

Information About the Exchange	9

Additional Information About the Acquiring Fund and the Fund	11

Voting Information	11

Financial Statements and Experts	12

Other Matters	12

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees	13

Exhibit A: Form of Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund' s Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

           PROPOSED TRANSACTION. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act" )), has unanimously approved an Agreement and Plan of Reorganization (the "Plan") for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund' s net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of shares (or fractions thereof) of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be dissolved.

          As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

          The Fund's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund’ s shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder’s Fund shares, and (c) the holding period and tax basis of the Fund’s assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See “Information About the Exchange--Federal Income Tax Consequences.”

           COMPARISON OF THE FUND AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund' s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund's Prospectus and Acquiring Fund's Prospectus, which are incorporated herein by reference.

           Goal/Approach. The Fund and the Acquiring Fund have the same investment goals. Each seeks as high a level of current income as is consistent with the preservation of capital.

          To pursue its goal, the Fund invests primarily in U.S. Treasury securities. The Fund also may invest in other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and enter into repurchase agreements.

          To pursue its goal, the Acquiring Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and enters into repurchase agreements. The Acquiring Fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations, including stripped mortgage-backed securities.

          The dollar-weighted average maturity of the Fund's portfolio ranges between two and three years. Average weighted maturity is the length of time, in days or years, until the securities held by the Fund, on average, will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the Fund. In general, the longer the Fund’ s average weighted maturity, the more its share price will fluctuate in response to changing interest rates. As of September 30, 2000, the average maturity of the Fund's portfolio and the Acquiring Fund's portfolio was 2.20 years and 2.44 years, respectively.

          The Acquiring Fund generally maintains an effective portfolio duration of approximately three years or less. As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1% . The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Acquiring Fund, Dreyfus estimates the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

As of September 30, 2000, the portfolio duration of the Fund and the Acquiring Fund was 1.75 years and 1.87 years, respectively.

          The Acquiring Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Acquiring Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. The Fund does not lend portfolio securities.

          The Acquiring Fund may sell securities short, which involves selling a security it does not own in anticipation of a decline in the market value of the security. The Fund does not sell securities short.

          To enhance current income, the Acquiring Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Acquiring Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Acquiring Fund exceeding the yield on the securities sold. The Fund does not enter into forward roll transactions.

          In all other material respects, the management policies of the Fund and the Acquiring Fund are the same. For a more complete discussion of the Fund's or Acquiring Fund' s management policies, see "Goal/Approach" in the Fund's Prospectus or the Acquiring Fund's Prospectus, respectively.

          The Fund and Acquiring Fund are unincorporated business trusts organized under the laws of The Commonwealth of Massachusetts.

Main Risks. The risks associated with an investment in the Fund and Acquiring Fund are substantially similar and the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money.

           Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the Fund and the Acquiring Fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. The longer a fund's duration, the more its share price will react to interest rate movements.

          A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. The market value of such securities and the share price of the Fund and Acquiring Fund is not guaranteed.

          The Acquiring Fund may invest up to 35% of its assets in mortgage-related securities. Most mortgage-related securities are a form of derivative, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a U.S. government agency or instrumentality or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. In addition, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Acquiring Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Acquiring Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Acquiring Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

          See "Main Risks" in the relevant Prospectus for a more complete description of investment risks.

          Fees and Expenses. The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses of the Fund and the Acquiring Fund set forth below are for the fiscal year ended December 31, 1999 for the Fund, and November 30, 1999 for the Acquiring Fund. The "Pro Forma After Exchange" total operating expenses are higher than the Acquiring Fund' s total operating expenses as of the fiscal year ended November 30, 1999 because the "Pro Forma" information is based on net assets and fund accruals of the Fund and the Acquiring Fund as of September 30, 2000. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(PERCENTAGE OF AVERAGE NET ASSETS):

                                          Acquiring   Pro Forma After Exchange
                               Fund         Fund      Acquiring Fund

Management fees                .60%*        .50%        .50%

Shareholder services fee       .14%         .09%        .10%

Other expenses                 .18%         .12%        .15%

     Total                     .92%         .71%        .75%

           * Dreyfus waived a portion of its fee so that the effective management fee paid by the Fund was .48%, reducing total expenses for the Fund to .80% for the fiscal year ended December 31, 1999.

EXAMPLE

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      Acquiring      Pro Forma After Exchange
                         Fund           Fund              Acquiring Fund

     1 Year               $94            $73                 $77

     3 Years             $293           $227                $240

     5 Years             $509           $395                $417

     10 Years          $1,131           $883                $930

          Past Performance. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's performance from year to year. The table compares the Acquiring Fund' s average annual total return to that of the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, a broad measure of performance for Treasury securities with maturities between one and three years. The chart and table assume reinvestment of dividends and distributions. For performance information of the Fund, see the Fund's Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

ACQUIRING FUND YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
10.04%  13.50%  7.02%  7.33%  -0.75%   12.61%  3.96%  6.14%  6.47%  1.88%
'90           '91         '92          '93          '94          '95         '96          '97      '98     '99
Best Quarter: Q4 '91 +4.83%

Worst Quarter: Q1 '92 -1.04%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                         1 Year       5 Years     10 Years

Acquiring Fund                            1.88%        6.15%       6.73%

Merrill Lynch Governments, U.S.
Treasury, Short-Term (1-3 Years) Index    3.06%        6.50%       6.58%

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $134 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including over $521 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Primary Portfolio Manager. The primary portfolio manager for the Fund and the Acquiring Fund is Gerald E. Thunelius. He has managed the Fund since 1998, and the Acquiring Fund since June 1994. Mr. Thunelius joined Dreyfus in May 1989

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of Trustees of the Fund and the Acquiring Fund, the Fund and the Acquiring Fund have different Board members. For a description of the Board members, see the relevant Statement of Additional Information under the caption "Management of the Fund(s)."

           Capitalization. The following table sets forth, as of September 30, 2000, (1) the capitalization of the Fund, (2) the capitalization of the Acquiring Fund and (3) the pro forma capitalization of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                   Acquiring      Pro Forma After Exchange
                                   Fund              Fund             Acquiring Fund

Total net assets                $112,915,490      $367,096,114         $479,951,604

Net asset value per share             $14.33            $10.51               $10.51

Shares outstanding                $7,877,317       $34,925,887          $45,666,320

           Purchase Procedures. The purchase procedures of the Fund and Acquiring Fund are the same. See "Account Policies - Buying Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of purchase procedures.

           Redemption Procedures. The redemption procedures of the Fund and Acquiring Fund are the same. See "Account Policies - Selling Shares" and "Instructions for Regular Accounts" or "Instructions for IRAs" in the relevant Prospectus for a discussion of redemption procedures.

           Shareholder Services Plan. Each of the Fund and the Acquiring Fund has adopted a Shareholder Services Plan pursuant to which it reimburses the distributor an amount not to exceed an annual rate of .25% of its average daily net assets for shareholder account service and maintenance. See "Shareholder Services Plan" in the relevant Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Distributions. The dividend and distribution policies of the Fund and Acquiring Fund are the same. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.

           Shareholder Services. The shareholder services offered by the Fund and Acquiring Fund are the same. See "Services for Fund Investors" in the relevant Prospectus for a description of shareholder services.

REASONS FOR THE EXCHANGE

          The Board of Trustees for the Fund and the Acquiring Fund have concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue the same investment goals in a larger fund without diluting shareholders’ interests. A larger fund should enhance the portfolio managers’ ability to select a larger number of portfolio securities on more favorable terms and give the portfolio managers greater investment flexibility. As of September 30, 2000, the Fund was approximately $112.9 million in asset size and the Acquiring Fund was approximately $367 million in asset size. Also, the expense ratio of the Fund is higher than that of the Acquiring Fund. See “Fees and Expenses” above.

          In determining whether to recommend approval of the Exchange, the Fund's Board considered the following factors, among others: (1) the compatibility of the Fund' s and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of the interests of the respective shareholders; (3) expense ratios and information regarding the fees and expenses of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Exchange; and (5) the estimated costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange. In addition, the Board considered the Fund' s inability to attract and retain sufficient assets to operate efficiently.

INFORMATION ABOUT THE EXCHANGE

          Plan of Exchange. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on or about February 23, 2001, or such other date as may be agreed upon by the duly authorized officers of the parties (the "Closing Date" ). The number of Acquiring Fund shares to be issued to each Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and the Acquiring Fund, computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time). Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption “Account Policies-Buying Shares” in the Acquiring Fund’ s Prospectus and under the caption “Determination of Net Asset Value” in its Statement of Additional Information.

           Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be dissolved. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates will be exchanged for Acquiring Fund share certificates, at the applicable exchange rate. Certificates for Acquiring Fund shares will be issued only upon the investor' s written request.

          The Plan may be amended at any time prior to the Exchange. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

          The total expenses of the Exchange are expected to be approximately $60,000 and will be borne pro rata according to the aggregate net assets of the Fund and Acquiring Fund.

          If the Exchange is not approved by the Fund's shareholders, the Fund's Board will consider other appropriate courses of action, including liquidating the Fund.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Acquiring Fund and the Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund and Acquiring Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes: (1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by the Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares; (5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by the Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

           NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Fund' s Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Fund's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

          THE BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE EXCHANGE.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-9634). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Funds' Prospectus forming a part of the Fund's Registration Statement on Form N-1A (File No. 33-12899).

          The Fund and Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund may retain an outside firm to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, the cost of which is estimated to be approximately $25,000. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received this Prospectus/Proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder' s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the share holder’ s instructions and to provide a telephone number to call immediately if the shareholder’ s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, " abstentions" ), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of more than 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of October 23, 2000, no shareholder was known by the Fund to own of record 5% or more of the Fund's outstanding shares.

As of June October 23, 2000, the following shareholder was known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of the Acquiring Fund.

                                             PERCENTAGE OF AQUIRING FUND
                                                SHARES OUTSTANDING
NAME AND ADDRESS                      BEFORE EXCHANGE         AFTER EXCHANGE

Charles Schwab & Co.
Reinvest Account
101 Montgomery Street                    27.11%                   20.91%
San Francisco, CO  94101

          As of October 23, 2000, Trustees and officers of the Acquiring Fund, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of October 23, 2000, Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended December 31, 1999, and the audited financial statements of the Acquiring Fund for the fiscal year ended November 30, 1999, have been incorporated herein by reference in reliance upon the authority of the reports given, respectively, by Ernst & Young LLP, the Fund's and the Acquiring Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Fund for the six months ended June 30, 2000, and of the Acquiring Fund for the six months ended May 31, 2000, also have been incorporated in this Prospectus/Proxy Statement by reference.

OTHER MATTERS

          The Fund’s Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated November 8, 2000 (the "Agreement"), between DREYFUS U.S. TREASURY SHORT TERM FUND (the "Fund"), a Massachusetts business trust, and DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND (the "Acquiring Fund"), a Massachusetts business trust.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund, in exchange solely for shares (the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

           WHEREAS, the Fund is a registered open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;

           WHEREAS, the Acquiring Fund's Board has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares, and the assumption of such liabilities is in the best interests of the Acquiring Fund' s shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

           WHEREAS, the Fund' s Board has determined that the exchange of all of the assets and certain of the liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

          1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

          1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., the Acquiring Fund' s custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the " Liquidation Date" ), the Fund will liquidate and distribute pro rata to the Fund' s shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

          2. VALUATION.

          2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement"), and the Acquiring Fund's then-current prospectus or statement of additional information.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Trust Agreement and the Acquiring Fund's then-current prospectus or statement of additional information.

          2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

          3. CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be on or about February 23, 2001, or such date as the parties, through its duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Fund, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

          4. REPRESENTATIONS AND WARRANTIES.

          4.1 The Fund represents and warrants to the Acquiring Fund as follows:

          (a) The Fund is a business trust duly organized and validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

          (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act" ), as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Amended and Restated Agreement and Declaration of Trust (the "Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

          (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (g) The Statements of Assets and Liabilities of the Fund for the five fiscal years ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

          (h) Since December 31, 1999, there has not been any material adverse change in the Fund' s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

          (i) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

          (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (n) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2 The Acquiring Fund represents and warrants to the Fund as follows:

          (a) The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) The Acquiring Fund is registered under the 1940 Act as an open-end, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Trust Agreement or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The Statements of Assets and Liabilities of the Acquiring Fund for the five fiscal years ended November 30, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

          (g) Since November 30, 1999, there has not been any material adverse change in the Acquiring Fund' s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

          (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

          (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund's Trustees and Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

          5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Fund will call a meeting of the Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

          5.5 The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the " Registration Statement" ), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

          6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund' s assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

          6.3 The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

          7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

          8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Charter.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

          (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund; (c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by the Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Funds.

          No opinion will be expressed as to the effect of the reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

          9. TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

          10. WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

          11. MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Fund shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

          11.4 This Agreement may be amended only by a signed writing between the parties.

          11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.7 (a) The names "Dreyfus Short-Intermediate Government Fund" and " Trustees of Dreyfus Short-Intermediate Government Fund" refer respectively to the Acquiring Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Acquiring Fund. The obligations of the Acquiring Fund entered into in the name or on behalf of the Acquiring Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund' s property, and all persons dealing with any class of shares of the Acquiring Fund must look solely to the Acquiring Fund's property belonging to such class for the enforcement of any claims against the Acquiring Fund.

          (b) The names "Dreyfus U.S. Treasury Short Term Fund" and "Trustees of Dreyfus U.S. Treasury Short Term Fund" refer respectively to the Fund and its Trustees, as trustees but not individually or personally, acting from time to time under the Charter, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of the Fund entered into in the name or on behalf of the Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the Fund' s property, and all persons dealing with the Fund must look solely to the Fund's property for the enforcement of any claims against the Fund.

          IN WITNESS WHEREOF, the Acquiring Fund and the Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

By:  /s/ Stephen E. Canter
Stephen E. Canter,
President

ATTEST:  /s/ Michael A. Rosenberg
Michael A. Rosenberg,
Secretary

DREYFUS U.S. TREASURY SHORT TERM FUND

By:  /s/ Stephen E. Canter
Stephen E. Canter,
President

ATTEST:  /s/ Michael A. Rosenberg
Michael A. Rosenberg,
Secretary

DREYFUS U.S. TREASURY SHORT TERM FUND

          The undersigned shareholder of Dreyfus U.S. Treasury Short Term Fund (the "Fund"), hereby appoints Michael A. Rosenberg and _________, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on November 30, 2000, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, at 10:00 a.m. on Friday, February 16, 2001, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities, and the pro rata distribution of those shares to Fund's shareholders and subsequent termination of the Fund.

FOR |_|	AGAINST |_|	ABSTAIN |_|

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

           Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:                , 2001

Signature(s)

     Signature(s)
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

STATEMENT OF ADDITIONAL INFORMATION

December __, 2000

Acquisition of the Assets of

DREYFUS U.S. TREASURY SHORT TERM FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561

By and in Exchange for Shares of

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December __, 2000, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus U.S. Treasury Short Term Fund (the "Fund") in exchange for shares of Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

           1. The Acquiring Fund's Statement of Additional Information dated April 1, 2000.

           2. The Acquiring Fund's Annual Report for the fiscal year ended November 30, 1999.

           3. The Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2000.

          4. The Fund's Annual Report for the fiscal year ended December 31, 1999.

          5. The Fund's Semi-Annual Report for the six-month period ended June 30, 2000.

          6. Pro Forma Financial Statements of the Acquiring Fund and the Fund giving effect to the proposed Exchange described in the Prospectus/Proxy Statement.

          The Acquiring Fund's Statement of Additional Information, the Pro Forma Financial Statements and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Reports and Semi-Annual Reports are incorporated herein by reference. The Prospectus/Proxy Statement dated December __, 2000 may be obtained by writing to the Fund or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
STATEMENT OF ADDITIONAL INFORMATION
APRIL 1, 2000

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Short-Intermediate Government Fund (the "Fund"), dated April 1, 2000, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

           Call Toll Free 1-800-645-6561
           In New York City-- Call 1-718-895-1206
           Outside the U.S.-- Call 516-794-5452

           The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Description of the Fund
Management of the Fund
Management Arrangements
How to Buy Shares
Shareholder Services Plan
How to Redeem Shares
Shareholder Services
Determination of Net Asset Value
Dividends, Distributions and Taxes
Portfolio Transactions
Performance Information
Information About the Fund
Counsel and Independent Auditors
Year 2000 Issues	Page B-2 B-9 B-12 B-15 B-17 B-18 B-21 B-24 B-25 B-26 B-26 B-27 B-29 B-29

DESCRIPTION OF THE FUND

           The Fund is a Massachusetts business trust that commenced operations on April 6, 1987. The Fund is an open-end management investment company, known as a mutual fund. The Fund is a diversified fund, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.

           The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

           Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor") became the distributor of the Fund's shares.

Certain Portfolio Securities

           The following information supplements and should be read in conjunction with the Fund's Prospectus.

           U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

          U.S. Treasury securities include Treasury Inflation-Protection Securities ("TIPS"), which are issued by the U.S. Treasury designed to provide investors a long term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.

           In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

           Mortgage-Related Securities. The Fund may invest up to 35% of its net assets in mortgage-related securities issued or guaranteed by U.S. Government agencies or instrumentalities, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities which do not bear interest. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), and adjustable rate mortgages.

Residential Mortgage-Related Securities--The Fund may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

          Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities--Collateralized mortgage obligations or “CMOs” are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs in which the Fund may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs or (c) any combination thereof.

           Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. The Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

           Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times by very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

           As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bond are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities--The Fund also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans (“ARMs”)--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

           Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

           Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Investment Techniques

           The following information supplements and should be read in conjunction with the Fund's Prospectus.

           Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

           Borrowing Money. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

           Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

           Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

           The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

           Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

           Forward Commitments. The Fund may purchase or sell securities on a forward commitment, when issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. The Fund intends to engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund's exposure to changes in interest rates and will increase the volatility of its returns. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments. At no time will the Fund have more than 33-1/3% of its assets committed to purchase securities on a forward commitment basis.

           Forward Roll Transactions. To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Investment Considerations and Risks

           Mortgage-Related Securities. Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

           In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

           Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or depose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

           The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 9 as fundamental policies. Investment restrictions numbered 10 and 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

1.	Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

2.	Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

3.	Purchase securities on margin or write or purchase put or call options or combinations thereof.

4.	Underwrite the securities of other issuers.

5.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

6.	Make loans to others except through the purchase of debt obligations and the entry into repurchase agreements referred to in the Fund’s Prospectus. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund’s Board.

7.	Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8.	Invest in companies for the purpose of exercising control.

9.	Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

10.	Pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

11.	Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund’s net assets would be so invested.

           If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

MANAGEMENT OF THE FUND

           The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:

The Dreyfus Corporation Dreyfus Service Corporation Dreyfus Transfer, Inc Mellon Bank, N.A	Investment Adviser Distributor Transfer Agent Custodian

           Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

JOSEPH	S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption data across cable, wireless and all other modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. He is 56 years old and his address is 200 Park Avenue, New York, New York 10166.

LUCY	WILSON BENSON, Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of COMSAT Corporation and The International Executive Service Corp. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and of the Atlantic Council of the U.S. and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation, from 1990 to 1998, she was a director of the General RE Corporation and from 1987 to 1999, she was a director of Logistics Management Institute. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 72 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID	W. BURKE, Board Member. Board member of various funds in the Dreyfus Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice-President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 63 years old and his address is Box 654, Eastham, Massachusetts 02642.

MARTIN	D. FIFE, Board Member. Chairman of the Board of Magar Inc., a company specializing in financial products and developing early stage companies. In addition, Mr. Fife is Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various private companies. He is 73 years old and his address is 25 Central Park West, New York, New York 10023.

WHITNEY	I. GERARD, Board Member. Partner of the New York City law firm of Chadbourne & Parke LLP. He is 65 years old and his address is 30 Rockefeller Plaza, New York, New York 10112.

ARTHUR	A. HARTMAN, Board Member. Senior consultant with APCO Associates Inc. From 1981 to 1987, he was United States Ambassador to the former Soviet Union. He is a director of the ITT Hartford Insurance Group, Ford Meter Box Corporation and Lawter International and a member of the advisory councils of several other companies, research institutes and foundations. Ambassador Hartman is Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund. He is a former President of the Harvard Board of Overseers. He is 74 years old and his address is 2738 McKinley Street, N.W., Washington, D.C. 20015.

GEORGE	L. PERRY, Board Member. An economist and Senior Fellow at the Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual Automobile Association and State Farm Life Insurance Company. He is 66 years old and his address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20036.

PAUL D.	WOLFOWITZ, Board Member. Dean of The Paul H. Nitze School of Advanced International Studies at Johns Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy. From 1986 to 1989, he was the U.S. Ambassador to the Republic of Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian and Pacific Affairs of the Department of State. He is a director of Hasbro, Inc. He is 56 years old and his address is 1740 Massachusetts Avenue, N.W., Washington, D.C. 20036.

           The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

           The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended November 30, 1999, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1999, were as follows:

                                                 Total Compensation from
                                 Aggregate          Fund and Fund
Name of Board Member        Compensation from      Complex Paid to
                                  Fund**            Board Members

Joseph S. DiMartino            $ 8,125                  $642,177 (189)
Lucy Wilson Benson             $ 6,500                  $ 76,500 (29)
David W. Burke                 $ 6,500                  $228,500 (62)
Martin D. Fife                 $ 6,500                  $ 59,500 (14)
Whitney I. Gerard              $ 6,500                  $ 59,500 (14)
Arthur A. Hartman              $ 6,500                  $ 59,500 (14)
George L. Perry                $ 6,000                  $ 59,500 (14)
Paul D. Wolfowitz              $ 6,500                  $ 52,500 (13)

---------------------

*  Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,064 for all Board members as a group.

Officers of the Fund

STEPHEN	E. CANTER, President. President, Chief Operating Officer, Chief Investment Officer and a director of the Manager, and an officer of other investment companies advised and administered by the Manager. Mr. Canter also is a Director or and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 54 years old.

MARK N.	JACOBS, Vice President. Vice President, Secretary and General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 53 years old.

JOSEPH	CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 42 years old.

MICHAEL	A. ROSENBERG, Secretary. Associate General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 40 years old.

STEVEN	F. NEWMAN, Assistant Secretary. Associate General Counsel and Assistant Secretary of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 50 years old.

ROBERT	R. MULLERY, Assistant Secretary. Assistant General Counsel of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 48 years old.

WILLIAM	MCDOWELL, Assistant Treasurer. Senior Accounting Manager - Taxable Fixed Income of the Manager, and an officer of other investment companies advised and administered by the Manager. He is 41 years old.

           The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

           The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on March 15, 2000.

           The following persons are known by the Fund to own of record 5% or more of the Fund's outstanding voting securities as of March 15, 2000: Charles Schwab & Co., Inc., Reinvest Account, 101 Montgomery Street, San Francisco, California 94104-4122 - 26.0886%.

MANAGEMENT ARRANGEMENTS

          Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

          The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following persons are officers and/or directors of the Manager: Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Ray Van Cott, Vice President--Information Systems; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

          The Manager's Code of Ethics (the "Code") subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Code's preclearance and disclosure procedures and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

           The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager. The Fund's portfolio managers are Michael Hoeh, John Koerber and Gerald E. Thunelius, the Fund's primary portfolio manager.

           The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

           All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

           As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors. The management fees payable for the fiscal years ended November 30, 1997, 1998 and 1999 amounted to $2,627,588, $2,381,444 and $2,324,856, respectively; however, pursuant to an undertaking in effect, the Manager reduced its fee by $58,909 in fiscal year 1997, resulting in a net fee paid of $2,568,679 in fiscal year 1997.

           The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the average value of the Fund's net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

           The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

           Distributor. The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

           The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family or Funds or certain other products made available by the Distributor to such plan or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

           Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

           Mellon Bank, N.A. (the "Custodian"), One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, is the Fund's custodian. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

           General. Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

           The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

           Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(reg.tm), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

           Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service under the general supervision of the Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value."

           Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

           Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day that the Transfer Agent or the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."

           Procedures for Multiple Accounts. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. The institutions may open a single master account by filing one application with the Transfer Agent, and may reopen individual sub-accounts at the same time or at some later date. The Transfer Agent will provide each institution with a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account at no additional charge. Upon receipt of funds for investment by interbank wire, the Transfer Agent will promptly confirm the receipt of the investment by telephone or return wire to the transmitting bank, if the investor so requests.

           The Transfer Agent also will provide each institution with a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

           Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

           The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services related to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

           A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Shareholder Services Plan provides that material amendments of the Shareholder Services Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Shareholder Services Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan.

           For the fiscal year ended November 30, 1999, the Fund paid $402,898 pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

           Check Redemption Privilege. The Fund provides Redemption Checks ("Checks") automatically upon opening an account, unless you specifically refuse the Check Redemption Privilege by checking the applicable "No" box on the Account Application. The Check Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, or Shareholder Services Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

           You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

           Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

           This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.

           Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

           If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

Transmittal Code 144295	Transfer Agent's Answer Back Sign 144295 TSSG PREP

           If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-645-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

           To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

           Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless a more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

           Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

           Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

           Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

           Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share, as follows:

A.	Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.	Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Shares of funds purchased with a sales load may be exchanged without a sales load for shares of funds sold without a sales load.

D.	Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

           To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

           To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating you specifically refuse this privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(reg.tm.) automated telephone system) from any person representing himself or herself to be you and believed reasonably by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares that have been issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

           To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

           Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

           Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

           Dreyfus-Automatic Asset Builder(reg.tm.). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

           Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

           Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

           Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(reg.tm.), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

           Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically on the payment date your dividends or dividends and capital gain distributions, if any, from the Fund in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.	Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

B.	Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.	Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

D.	Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

           Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

           Monthly or Quarterly Distribution Plans. The Monthly or Quarterly Distribution Plans permit you to receive monthly or quarterly payments from the Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding month or calendar quarter.

           You may open a Monthly or Quarterly Distribution Plan by submitting a request to the Transfer Agent. A Monthly or Quarterly Distribution Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued must be presented before redemption under the Monthly or Quarterly Distribution Plans.

           Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

           Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, SEP-IRAs, Roth IRAs, Education IRAs and rollover IRAs) and 403(b)(7) Plans. Plan support services are also available.

           If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

           The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

           Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

           You should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

DETERMINATION OF NET ASSET VALUE

           Valuation of Portfolio Securities. The Fund's investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board. The Service may use available market quotations, or employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Board. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

           New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

           Management believes that the Fund has qualified for the fiscal year ended November 30, 1999 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax.

           The Fund ordinarily declares dividends from its net investment income on each day the Fund is open for business. Fund shares begin earning income dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

           If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

           Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of your investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

           If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

PORTFOLIO TRANSACTIONS

           Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution is obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

           Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

           Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

PERFORMANCE INFORMATION

           The Fund's current yield for the 30-day period ended November 30, 1999 was 5.06%. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

           The Fund's average annual total return for the 1, 5 and 10 year periods ended November 30, 1999 was 2.33%, 6.24% and 6.80%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

           The Fund's aggregate total return for the period April 6, 1987 (commencement of operations) to November 30, 1999 was 130.73%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

           Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Salomon Brothers Corporate Bond Rate-of-Return Index, Bond Buyer's 20-Bond Index and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.

           From time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996 & 1997)" or other such studies.

           From time to time, advertising material for the Fund may include statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market and biographical information relating to its portfolio manager, and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

INFORMATION ABOUT THE FUND

           Each Fund share has one vote, and when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

           The Fund is organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Agreement and Declaration of Trust ("Trust Agreement") disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in the agreement, obligation or instrument entered into or executed by the Fund or a Board member. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

           The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part of any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

           During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

           To offset the relatively higher costs of servicing smaller accounts, the Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

           The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.

YEAR 2000 ISSUES

           The Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Manager has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the Fund's investments and its share price.

Dreyfus

Short-Intermediate

Government Fund

ANNUAL REPORT
November 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund’s portfolio are subject to change at any time based on market and other conditions.

   • Not FDIC-Insured
   • Not Bank-Guaranteed
   • May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund’s other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund’s investments and its share price.

Contents THE FUND

2 3 6 7 9 10 11 12 13 14 19	Letter from the President

Discussion of Fund Performance

Fund Performance

Statement of Investments

Statement of Securities Sold Short

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Report of Independent Auditors

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Short-Intermediate Government Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Gerald Thunelius.

The past 12 months have been highly volatile for most bonds, including U.S. government securities. When the reporting period began, U.S. Treasury securities had already rallied strongly during a “flight to quality” caused by the global financial crisis. However, other types of bonds -- including U.S. government agency securities -- had declined sharply in the wake of massive selling by troubled hedge funds. The Federal Reserve Board responded to these influences by reducing short-term interest rates. Their strategy apparently was effective, because the U.S. economy remained strong through the remainder of the reporting period.

In fact, by the second quarter of 1999, stronger than expected economic growth created concerns that inflationary pressures might re-emerge. To help forestall a rise of inflation, the Federal Reserve Board increased short-term interest rates three times during the summer and fall, leading to erosion of most bond prices. In addition, supply-and-demand factors have recently pushed the yields of U.S. government agency securities to levels that are quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Short-Intermediate Government Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the 12-month period ended November 30, 1999, Dreyfus Short-Intermediate Government Fund produced a total return of 2.33%.(1) In contrast, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, produced a total return of 3.28% for the same period.(2)

We attribute the fund’s performance to a volatile bond market in which the U.S. government sector was particularly hard hit. In addition, relative to the fund’s benchmark, our slightly long average duration -- a measure of the portfolio’s sensitivity to changing interest rates -- hindered our performance.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest in securities issued or guaranteed by the U.S. government or its agencies, and in repurchase agreements that are backed by U.S. government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities and collateralized mortgage obligations (CMOs) , including stripped mortgage-backed securities. CMOs are multiclass bonds that are issued by government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the

The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

The global bond markets have been highly volatile over the past year. When 1999 began, many investors were concerned about the near collapse of a major U.S. hedge fund, the rapid deterioration of Asian economies and markets, Russia’s debt default and low commodity prices. As a result of these negative economic influences, investors seemed more comfortable holding U.S. Treasuries, which many consider to be the most creditworthy investments in the world.

The environment that ultimately prevailed during most of 1999 presented quite a different picture, however. As the year progressed, many global economies staged impressive rebounds, and the U.S. economy continued to grow strongly. Commodity prices also began to rise; this is especially true of oil prices, which more than doubled over the course of the year.

As domestic and overseas economies continued to grow during the summer and fall, the Federal Reserve Board raised short-term interest rates by a total of 75 basis points in an attempt to forestall an acceleration of inflation. At the same time, strong economic growth reassured bond investors that recession was unlikely, and they became more comfortable holding riskier assets such as corporate and foreign government bonds.

As assets flowed into higher yielding bonds, they flowed out of U.S. Treasury securities, putting downward pressure on prices. As a result, U.S. Treasury securities underperformed most other sectors of the bond market in 1999. When prices of U.S. Treasury securities fell, the differences in yields between U.S. Treasury securities and higher yielding bonds -- such as U.S. government agency and mortgage-backed securities -- widened dramatically during the summer before moderating somewhat toward the end of the reporting period. We took advantage of these market conditions relatively early in the year by emphasizing U.S. government agency and mortgage-backed securities, and generally avoiding lower yielding U.S. Treasury securities.

What is the fund's current strategy?

We have recently taken several steps to add liquidity to the portfolio while simultaneously attempting to reduce potential Y2K-related risks. Toward the end of the year, we began to take profits in some of our U.S. government agency and mortgage-backed investments. We have redeployed those assets to U.S. Treasury securities, which provide greater liquidity and have recently appeared more attractively valued.

By increasing the fund’s liquidity, we believe we have positioned the fund to avoid any Y2K-related problems that may arise temporarily at the start of the new year. We are also well positioned to take advantage of any new bond issuance in the early part of 2000. As the U.S. economy continues to grow, government agencies and other mortgage issuers will need to raise capital. Accordingly, our current strategy is designed to keep assets readily available to selectively purchase new bonds as they come to market.

December 15, 1999

(1)	TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)	SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED INDEX CONSISTING SOLELY OF SHORT-TERM TREASURY SECURITIES.

The Fund

FUND PERFORMANCE

Dreyfus Short-Intermediate Government Fund  -                            $19,306
Merrill Lynch Governmenst, U.S. Treasury, Short-Term (1-3 years) Index - $18,974

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Government Fund and the Merrill Lynch Governments, U.S.
Treasury, Short-Term (1-3 Years) Index ((+))

Average Annual Total Returns AS OF 11/30/99

                   Inception
Fund                  Date          1 Year        5 Years     10 Years
                     4/6/87          2.33%         6.24%        6.80%

((+)) SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND ON 11/30/89 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES AND REPURCHASE AGREEMENTS IN RESPECT OF SUCH SECURITIES. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS IN A PORTFOLIO OF SECURITIES THAT HAS AN EFFECTIVE DURATION OF APPROXIMATELY THREE YEARS. THE FUND’S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

STATEMENT OF INVESTMENTS

November 30, 1999

                                          Principal
BONDS AND NOTES--87.3%                     Amount($)               Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY--11.9%

FICO Coupon Strips:

   0%, 6/6/2000                            17,967,000               17,441,465

   Ser. 15, 0%, 9/7/2001                    2,500,000                2,238,975

Federal Home Loan Banks, Ser. A-1,
   Coupon Strips, 0%, 2/25/2003             1,789,000                1,455,985

Federal Home Loan Mortgage,
   Medium-Term Notes, 6.95%, 4/1/2004       5,000,000                5,064,300

Federal National Mortgage Association:

   Coupon Strips, 0%, 4/8/2001              5,500,000                5,074,701

   Coupon Strips, 0%, 7/24/2001             1,227,000                1,108,010

   Medium-Term Notes, 7.18%, 10/1/2003      3,000,000                2,974,920

   Principal Strips, 0%, 8/7/2001           6,000,000                5,405,100

Tennessee Valley Authority,
  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                       11,093,000(a)            10,829,930

                                                                    51,593,386

U.S. GOVERNMENT--46.5%

U.S. Treasury Bonds,

   10.75%, 5/15/2003                       10,000,000               11,395,400

U.S. Treasury Inflation Protection Securities:

   3.375%, 1/15/2007                       19,700,000(a)            19,875,527

   3.625%, 1/15/2008                       20,000,000(a)            20,035,400

U.S. Treasury Notes:

   5.875%, 10/31/2001                      60,500,000               60,371,740

   5.875%, 11/30/2001                      47,500,000               47,398,350

   5.875%, 11/15/2004                      13,400,000               13,272,164

   6%, 8/15/2004                           22,000,000               21,882,080

   6%, 8/15/2009                            8,000,000                7,900,880

                                                                   202,131,541

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--28.9%

Federal Home Loan Mortgage:

  REMIC, Multiclass Mortgage Participation Ctfs.,

    Ser. 1978, Cl. PH, 7%, 1/15/2024

    (Interest Only Obligation)              4,451,239(b)               612,045

  Structured Pass-Through Ctfs.,

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029  5,000,000                4,962,500

Federal National Mortgage Association:

   6%, 10/1/2013                           28,169,108               27,007,133

   7.5%, 12/15/2029                        20,000,000(c)            19,962,400

  REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1995-W1, Cl. A6, 8.1%, 4/25/2025 5,935,711                5,987,649

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)         3,000,000(b)               774,840

      Ser. 1998-49, Cl. MA, 6.5%, 10/17/05  7,606,444                7,541,074

Government National Mortgage Association I,

   8%, 12/15/2029                          20,000,000(c)            20,350,000

Government National Mortgage Association II,

  Adjustable Rate Mortgage,

   6%, 1/20/2030                            2,300,000(c)             2,284,906

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1997-20E, 7.3%, 5/1/2017         6,255,654                6,235,040

      Ser. 1997-20F, 7.2%, 6/1/2017         4,139,193                4,112,467

      Ser. 1997-20G, 6.85%, 7/1/2017       11,276,521               11,030,916

      Ser. 1998-20E, 6.3%, 5/1/2018         1,876,736                1,782,772

      Ser. 1998-20J, 5.5%, 10/1/2018        4,323,670                3,939,827

      Ser. 1998-20L, 5.8%, 12/1/2018        9,841,175                9,102,962

                                                                   125,686,531

TOTAL BONDS AND NOTES

   (cost $384,049,198)                                             379,411,458
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--44.8%
-------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

UBS Securities, 5.58%

  Dated 11/30/1999, due 12/1/1999
  in the amount of $194,965,215
  (fully collateralized by
  $204,518,000 U.S. Treasury Bills,
  5/4/2000-7/20/2000 value
  $198,836,827) (cost $194,935,000)       194,935,000              194,935,000
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $578,984,198)           132.1%             574,346,458

LIABILITIES, LESS CASH AND RECEIVABLES          (32.1%)           (139,564,222)

NET ASSETS                                      100.0%             434,782,236

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

(B) NOTIONAL FACE AMOUNT SHOWN.

(C) PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF SECURITIES SOLD SHORT November 30, 1999
                                            Principal
NOTES                                        Amount($)             Value ($)

U.S. Treasury Notes, 6%, 8/15/2009

   (proceeds $15,090,141)                   15,000,000             14,814,150

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                              Cost                  Value

ASSETS ($):

Investments in securities--See Statement
   of Investments (including Repurchase
   Agreements of $194,935,000) --Note 1(b)  578,984,198            574,346,458

Receivable for investment securities
sold                                                                15,874,176

Receivable from brokers for proceeds on
 securities sold short                                              15,090,141

Interest receivable                                                  3,158,240

Receivable for shares of Beneficial
 Interest subscribed                                                    51,268

Prepaid expenses and other
assets                                                                  58,462

                                                                   608,578,745

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          222,136

Cash overdraft due to Custodian                                      2,279,624

Payable for investment securities
purchased                                                          153,597,811

Securities sold short, at value
  (proceeds $15,090,141)--
   See Statement of Securities Sold
   Short                                                            14,814,150

Payable for shares of Beneficial Interest
redeemed                                                             2,769,702

Accrued expenses                                                       113,086

                                                                   173,796,509

NET ASSETS ($)                                                     434,782,236

COMPOSITION OF NET ASSETS ($):

Paid-incapital                                                     489,212,952

Accumulated undistributed investment
income--net                                                             72,014

Accumulated net realized gain (loss)
 on investments and securities sold
 short                                                             (50,140,981)

Accumulated net unrealized appreciation
 (depreciation) on investments and
 securities sold short--Note 4(b)                                   (4,361,749)

NET ASSETS ($)                                                     434,782,236

SHARES OUTSTANDING

(unlimited number of $.001 par value
 shares of Beneficial Interest authorized)                          41,705,615

NET ASSET VALUE, offering and redemption
 price per share($)                                                      10.43

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Year Ended November 30, 1999

INVESTMENT INCOME ($):

INTEREST INCOME                                                     31,245,222

EXPENSES:

Management fee--Note 3(a)                                            2,324,856

Shareholder servicing costs--Note 3(b)                                 744,302

Professional fees                                                       55,338

Trustees' fees and expenses--Note 3(c)                                  55,274

Custodian fees--Note 3(b)                                               47,773

Prospectus and shareholders' reports                                    41,895

Registration fees                                                       37,554

Loan commitment fees--Note 2                                             4,553

Miscellaneous                                                           12,825

TOTAL EXPENSES                                                       3,324,370

INVESTMENT INCOME--NET                                              27,920,852

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                  (20,301,733)

Short sale transactions                                              4,757,032

NET REALIZED GAIN (LOSS)                                           (15,544,701)

Net unrealized appreciation (depreciation)
 on investments and securities sold
 short                                                              (2,139,885)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                        (17,684,586)

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                          10,236,266

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended November 30,
                                             -----------------------------------
                                                    1999              1998

OPERATIONS ($):

Investment income--net                           27,920,852        32,639,194

Net realized gain (loss) on investments         (15,544,701)        1,956,888

Net unrealized appreciation (depreciation)
   on investments                                (2,139,885)       (1,581,674)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     10,236,266        33,014,408

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                          (27,880,155)      (32,804,499)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   146,416,081       162,536,723

Dividends reinvested                             22,936,354        26,502,951

Cost of shares redeemed                        (204,640,779)     (189,707,314)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             (35,288,344)         (667,640)

TOTAL INCREASE (DECREASE) IN NET ASSETS         (52,932,233)         (457,731)

NET ASSETS ($):

Beginning of Period                             487,714,469       488,172,200

END OF PERIOD                                   434,782,236       487,714,469

Undistributed investment income--net                 72,014            31,317

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                      13,793,084        14,998,195

Shares issued for dividends reinvested            2,169,933         2,446,543

Shares redeemed                                 (19,323,645)      (17,512,879)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (3,360,628)          (68,141)

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

                                                              Year Ended November 30,
                                                  --------------------------------------------

                                                   1999       1998       1997       1996       1995
----------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period              10.82      10.82      10.95      11.06      10.57

Investment Operations:

Investment income--net                              .63        .74        .66        .65        .73

Net realized and unrealized
   gain (loss) on investments                      (.39)       .01       (.13)      (.11)       .49

Total from Investment Operations                    .24        .75        .53        .54       1.22

Distributions:

Dividends from investment income--net             (.63)       (.75)      (.66)      (.65)      (.73)

Net asset value, end of period                    10.43      10.82      10.82      10.95      11.06
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   2.33       7.21       4.93       5.08      11.91
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets             .71        .70        .74        .74        .66

Ratio of net investment income
   to average net assets                           6.00       6.85       6.13       5.99       6.73

Decrease reflected in above expense ratios
   due to undertakings by the Manager                --         --        .01         --        .09

Portfolio Turnover Rate                        1,096.12     902.14     818.39     594.44      387.60
----------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)           434,782    487,714    488,172    569,319     573,681

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’ s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (“Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund’ s Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $47,171,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $23,885,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004, $4,273,000 expires in fiscal 2005 and $13,323,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended November 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, the fund was charged $402,898 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $183,874 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 1999, the fund was charged $47,773 pursuant to the custody agreement.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended November 30, 1999:

                                      Purchases ($)           Sales ($)
--------------------------------------------------------------------------------

Long transactions                     4,650,512,595        4,732,815,689

Short sale transactions               4,523,012,609        4,542,859,782

     TOTAL                            9,173,525,204        9,275,675,471

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at November 30, 1999, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At November 30, 1999, accumulated net unrealized depreciation on investments and securities sold short was $4,361,749, consisting of $372,360 gross unrealized appreciation and $4,734,109 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments and securities sold short, as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of November 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

Ernst & Young LLP (Signature logo)

New York, New York

January 4, 2000

The Fund

NOTES

For More Information

Dreyfus Short-Intermediate
Government Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation

Document is copied.

Dreyfus

Short-Intermediate

Government Fund

SEMIANNUAL REPORT
May 31, 2000

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund’s portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

Contents THE FUND

2 Letter from the President

3 Discussion of Fund Performance

6 Statement of Investments

8 Statement of Securites Sold Short

9 Statement of Assets and Liabilities

10 Statement of Operations

11 Statement of Changes in Net Assets

12 Financial Highlights

13 Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Short-Intermediate Government Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 1999 through May 31, 2000. Inside you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most but not all sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board to forestall a potential reemergence of inflationary pressures. The Federal Reserve Board raised short-term interest rates three times during the reporting period. Short-term interest rates were raised by a total of 1.75 percentage points since June 1999.

While higher interest rates generally led to an erosion of most bond prices, U.S. Treasury securities represented a notable exception. These direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Short-Intermediate Government Fund.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

June 15, 2000

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the six-month period ended May 31, 2000, Dreyfus Short-Intermediate Government Fund produced a total return of 1.86%.(1) By comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, produced a total return of 2.08% for the same period.(2)

We attribute the fund’s performance to our security selection strategy in a difficult investment environment. While most bond prices continued to erode as the Federal Reserve Board (the “Fed”) attempted to relieve inflationary pressures, U.S. Treasury and Government agency securities were subject to their own political and economic influences. These forces generally benefited the fund’s holdings that are direct obligations of the U.S. Government.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, we invest in securities issued or guaranteed by the U.S. Government or its agencies and in repurchase agreements that are backed by U.S. Government securities. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. Government agencies, such as mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. CMOs are multi-class bonds that are issued by government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans

When choosing securities for the fund, we first examine U.S. and global economic conditions and other market factors to determine the likely

The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

The fund was adversely influenced by higher interest rates over the past six months. When the reporting period began on December 1, 1999, investors had become concerned over strong economic growth and high levels of consumer spending. In addition there was concern over historically low levels of unemployment that could rekindle long-dormant inflationary pressures, especially with rising wages in a tight job market. In an attempt to ease these pressures, the Fed raised short-term interest rates three times during the reporting period, causing most bond prices to fall, including many of the fund’s holdings. When added to the three interest-rate hikes implemented before the reporting period began, the Fed has raised interest rates a total of 1.75 percentage points since June 1999.

The fund’s performance was positively affected by certain political developments. The investment policies of two U.S. Government agencies, FNMA (“Fannie Mae”) and FHLMC (“Freddie Mac”) were the subject of criticism from officials in the U.S. Senate and the Treasury Department. These comments hurt the performance of FNMA and FHLMC securities, which are indirect obligations of the U.S. Government, but benefited GNMA (“Ginnie Mae”) securities, which are direct obligations. As investors shifted assets from FNMA and FHLMC securities to the relative safe haven of GNMA securities, they drove GNMA prices higher. Because the fund had increased its exposure to GNMA securities, this development benefited performance.

In addition, the fund was positively affected by its holdings of U.S. Treasury securities, which provided relatively attractive returns during the reporting period. This was due to the fact that the Treasury Depart-

ment announced its intention to use a portion of the federal budget surplus to buy back higher yielding, long-term bonds and because strong tax revenues reduced the federal government’s need to borrow.

What is the fund's current strategy?

During most of the six-month reporting period, we continued to maintain the fund’s average duration -- a measure of sensitivity to changing interest rates -- at a level that is consistent with the fund’s benchmark. This “neutral” duration management strategy is designed to reduce the level of excess price volatility from interest-rate changes while enabling us to seek above-average returns through our sector allocation strategy.

From a sector allocation standpoint, we have increased our holdings of U.S. Government agency securities -- such as those issued by Government National Mortgage Association (“Ginnie Mae”). At the same time, we have maintained our holdings of Federal Home Loan Corporation (“Freddie Mac”) and Federal National Home Mortgage Association (“Fannie Mae”) securities. As of May 31, 2000, we have invested approximately 19% of the fund’s assets in inflation-protected securities such as U.S. Treasury Inflation Protection Securities (“TIPS”) and U.S. Agency Tennessee Valley Authority (“TVA”) Valley Indexed Principal Securities (“VIPS”). We anticipate that they potentially can provide attractive relative returns if the economy remains strong and interest rates continue to rise.

June 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG, L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

The Fund

STATEMENT OF INVESTMENTS

May 31, 2000 (Unaudited)

                                                                   Principal
BONDS AND NOTES--113.5%                                             Amount ($)       Value ($)

U.S. GOVERNMENT--40.8%

U.S. Treasury Bonds:

   7.625%, 2/15/2007                                                 10,000,000      10,116,400

   8.375%, 8/15/2008                                                  5,000,000       5,215,300

   10%, 5/15/2010                                                     7,500,000       8,498,025

   10.375%, 11/15/2009                                                5,000,000       5,672,600

   10.75%, 2/15/2003                                                 15,000,000      16,442,850

   10.75%, 8/15/2005                                                 21,000,000      24,722,460

   11.875%, 11/15/2003                                               15,000,000      17,347,200

   12%, 5/15/2005                                                    10,000,000      12,221,300

   12.75%, 11/15/2010                                                 7,500,000       9,508,650

U.S. Treasury Inflation Protection
  Securities:

   3.625%, 7/15/2002                                                 10,000,000(a)   10,596,597

   3.625%, 1/15/2008                                                 16,400,000(a)   16,728,433

   3.875%, 4/15/2029                                                  8,800,000(a)    9,000,188

U.S. Treasury Notes:

   6%, 8/15/2004                                                      2,000,000       1,956,300

   6.375%, 4/30/2002                                                  6,000,000       5,961,900

                                                                                    153,988,203

U.S. GOVERNMENT AGENCIES--31.3%

Federal Home Loan Banks:

   Notes, 6.75%, 2002                                                50,000,000      49,588,500

   Ser. A-1, Coupon Strips, 0%, 2/25/2003                             1,789,000       1,470,390

Federal Home Loan Mortgage,

   Notes, 7.375%, 5/15/2003                                          25,000,000      25,006,750

Federal National Mortgage Association:

   Coupon Strips, 0%, 7/24/2001                                       1,227,000       1,134,977

   Principal Strips, 0%, 8/7/2001                                     6,000,000       5,515,200

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                 35,500,000(a)   35,312,446

                                                                                    118,028,263

U.S. GOVERNMENT AGENCIES/
  MORTGAGE-BACKED--41.4%

Federal Home Loan Mortgage:

   7.5%                                                              20,000,000(b)   19,475,000

   8%                                                                 5,000,000(b)    4,975,000

   REMIC, Mutliclass Mortgage Participation Ctfs.,

      Ser. 1978, Cl. PH, 7%, 1/15/2024

      (Interest Only Obligation)                                      3,861,135(c)      503,154

   Structured Pass-Through Ctfs.,

      Ser. T-22, Cl. A6, 7.05%, 11/25/2029                            5,000,000       4,812,500

                                                                      Principal
BONDS AND NOTES (CONTINUED)                                           Amount ($)        Value ($)

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   6%, 10/1/2013                                                     26,639,391      25,041,028

   7.5%                                                               5,000,000(b)    4,856,250

   REMIC Trust, Gtd. Pass-Through Ctfs.:

      Ser. 1995-W1, Cl. A6, 8.1%, 4/25/2025                           4,494,858       4,518,782

      Ser. 1997-56, Cl. PM, 7%, 6/18/2026

         (Interest Only Obligation)                                   2,944,851(c)      748,022

      Ser. 1998-49, Cl. MA, 6.5%, 10/17/2005                          7,039,862       6,884,246

Government National Mortgage Association I:

   7.5%                                                              30,000,000(b)   29,465,400

   8%                                                                30,000,000(b)   30,056,100

Government National Mortgage Association II,

  Adjustable Rate Mortgage,

   6.5%                                                              15,000,000(b)   14,671,875

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration),

   Ser. 1997-20G, Cl. 1, 6.85%, 7/1/2017                             10,807,509      10,314,586

                                                                                    156,321,943

TOTAL BONDS AND NOTES

   (cost $431,241,497)                                                              428,338,409

SHORT-TERM INVESTMENTS--7.9%

REPURCHASE AGREEMENTS;

UBS Securities, 6.35%

  Dated 5/31/2000, due 6/1/2000 in the
  amount of $29,970,285 (fully collateralized by

  $30,375,000 U.S. Treasury Notes,

  6.375%, 3/31/2001 value $31,215,603)

   (cost $29,965,000)                                                29,965,000      29,965,000

TOTAL INVESTMENTS (cost $461,206,497)                                     121.4%    458,303,409

LIABILITIES, LESS CASH AND RECEIVABLES                                   (21.4%)    (80,835,302)

NET ASSETS                                                               100.0%     377,468,107

(a) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE
    INDEX.

(b) PURCHASED ON A FORWARD COMMITMENT BASIS.

(c) NOTIONAL FACE AMOUNT SHOWN.

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

STATEMENT OF SECURITIES SOLD SHORT

May 31, 2000 (Unaudited)

                                                                    Principal
NOTES                                                                Amount ($)        Value ($)

U.S. Treasury Notes, 6.5%, 2/15/2010

   (proceeds $39,059,297)                                            38,500,000       39,075,960

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2000 (Unaudited)
                                                                       Cost           Value

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                                           461,206,497     458,303,409

Receivable for investment securities sold                                           114,407,359

Receivable from brokers for proceeds on securities sold short                        39,059,297

Interest receivable                                                                   4,103,666

Receivable for shares of Beneficial Interest subscribed                                 100,935

                                                                                    615,974,666

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                           206,318

Cash overdraft due to Custodian                                                         603,563

Payable for investment securities purchased                                         198,054,731

Securities sold short, at value (proceeds $39,059,297)

   --See Statement of Securities Sold Short                                          39,075,960

Payable for shares of Beneficial Interest redeemed                                      464,199

Accrued expenses                                                                        101,788

                                                                                    238,506,559

NET ASSETS ($)                                                                      377,468,107

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                     435,688,507

Accumulated net realized gain (loss) on investments
   and securities sold short                                                        (55,300,649)

Accumulated net unrealized appreciation (depreciation)
   on investments and securities sold short--Note 4(b)                               (2,919,751)

NET ASSETS ($)                                                                      377,468,107

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)       36,526,263

NET ASSET VALUE, offering and redemption price per share ($)                              10.33

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2000 (Unaudited)

INVESTMENT INCOME ($):

INTEREST INCOME                                                                        12,573,839

EXPENSES:

Management fee--Note 3(a)                                                                997,075

Shareholder servicing costs--Note 3(b)                                                   332,592

Trustees' fees and expenses--Note 3(c)                                                    29,285

Professional fees                                                                         25,957

Custodian fees--Note 3(b)                                                                 20,729

Prospectus and shareholders' reports                                                      19,005

Registration fees                                                                         14,632

Miscellaneous                                                                             11,008

TOTAL EXPENSES                                                                         1,450,283

INVESTMENT INCOME--NET                                                                11,123,556

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

Long transactions                                                                     (6,173,915)

Short sale transactions                                                                1,014,247

NET REALIZED GAIN (LOSS)                                                              (5,159,668)

Net unrealized appreciation (depreciation) on investments

   and securities sold short                                                           1,441,998

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                (3,717,670)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   7,405,886

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                              Six Months Ended
                                                                 May 31, 2000             Year Ended
                                                                 (Unaudited)            November 30,1999

OPERATIONS ($):

Investment income--net                                               11,123,556       27,920,852

Net realized gain (loss) on investments                              (5,159,668)     (15,544,701)

Net unrealized appreciation (depreciation)
   on investments                                                     1,441,998       (2,139,885)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                         7,405,886        10,236,266

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                              (11,195,570)     (27,880,155)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        46,508,127      146,416,081

Dividends reinvested                                                  9,462,421       22,936,354

Cost of shares redeemed                                            (109,494,993)    (204,640,779)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                 (53,524,445)     (35,288,344)

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (57,314,129)     (52,932,233)

NET ASSETS ($):

Beginning of Period                                                 434,782,236      487,714,469

END OF PERIOD                                                       377,468,107      434,782,236

Undistributed investment income--net                                      --              72,014

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                           4,501,185       13,793,084

Shares issued for dividends reinvested                                  916,057        2,169,933

Shares redeemed                                                     (10,596,594)     (19,323,645)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        (5,179,352)      (3,360,628)

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

                                     Six Months Ended
                                        May 31, 2000                    Year Ended November 30,
                                                          ------------------------------------------------------
                                       (Unaudited)        1999      1998        1997        1996        1995

PER SHARE DATA ($):

Net asset value,
   beginning of period                      10.43         10.82      10.82      10.95       11.06       10.57

Investment Operations:

Investment income--net                        .29           .63        .74        .66         .65         .73

Net realized and unrealized
   gain (loss) on investments               (.10)          (.39)       .01       (.13)       (.11)        .49

Total from Investment Operations             .19            .24        .75        .53         .54        1.22

Distributions:

Dividends from investment
   income--net                              (.29)          (.63)      (.75)      (.66)       (.65)       (.73)

Net asset value, end of period             10.33          10.43      10.82      10.82       10.95       11.06

TOTAL RETURN (%)                            3.71(a)        2.33       7.21       4.93        5.08       11.91

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                        .73(a)         .71        .70        .74        .74          .66

Ratio of net investment income
  to average net assets                     5.56(a)        6.00       6.85       6.13       5.99         6.73

Decrease reflected in
   above expense ratios due
   to undertakings by
   The Dreyfus Corporation                    --           --          --         .01        --           .09

Portfolio Turnover Rate                   634.48(b)    1,096.12     902.14     818.39     594.44       387.60

Net Assets, end of period
   ($ x 1,000)                           377,468        434,782    487,714    488,172    569,319      573,681

(a) ANNUALIZED.

(b) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (“Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (“DSC”), a wholly-owned subsidiary of the Manager, became the distributor of the fund’s shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund’s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (“Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,842 during the period ended May 31, 2000 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund’s Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $47,171,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $23,885,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004, $4,273,000 expires in fiscal 2005 and $13,323,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended May 31, 2000, there was no expense reimbursement pursuant to the Agreement.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2000, the fund was charged $179,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2000, the fund was charged $96,927 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2000, the fund was charged $20,729 pursuant to the custody agreement.

(c) Each trustee who is not an “affiliated person” as defined in the Act receives from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended May 31, 2000:

                                      Purchases ($)            Sales ($)

Long transactions                     2,425,689,152        2,373,112,414

Short sale transactions               1,014,536,488        1,039,519,891

     TOTAL                            3,440,225,640        3,412,632,305

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at May 31, 2000, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At May 31, 2000, accumulated net unrealized depreciation on investments and securities sold short was $2,919,751, consisting of $1,434,443 gross unrealized appreciation and $4,354,194 gross unrealized depreciation.

At May 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund
For More Information

Dreyfus Short-Intermediate Government Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &Dividend
Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                               542SA005

Dreyfus U.S. Treasury

Short Term Fund

ANNUAL REPORT December 31, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund’s portfolio are subject to change at any time based on market and other conditions.

   • Not FDIC-Insured
   • Not Bank-Guaranteed
   • May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund’s other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund’s investments and its share price.

Contents THE FUND

2 3 6 7 9 10 11 12 13 17 18	Letter from the President

Discussion of Fund Performance

Fund Performance

Statement of Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to Financial Statements

Report of Independent Auditors

Important Tax Information

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus U.S. Treasury
Short Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Short Term Fund, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you’ ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds’ interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus U.S. Treasury Short Term Fund.

Sincerely,

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Short Term Fund perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus U.S. Treasury Short Term Fund produced a total return of 1.39% .(1) In contrast, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, provided a 3.06% total return.(2) The fund’s income dividends paid from net investment income during the period amounted to approximately $0.8202 per share, representing a distribution rate per share of 5.79%.(3)

We attribute the fund’s modest absolute performance to rising interest rates and a highly volatile bond market, in which the U.S. Treasury sector was particularly hard-hit. We attribute the fund’s relative underperformance to the benchmark’ s AVERAGE WEIGHTED MATURITY -- a measure of the fund’s sensitivity to changing interest rates -- which was shorter than the average weighted maturity for the fund. A shorter average weighted maturity generally helps bond market performance when interest rates are rising.

What is the fund's investment approach?

As a U.S. Treasury fund, our goal is to provide shareholders with current income through an investment vehicle that is composed primarily of U.S. Treasury bills, notes and other securities that are issued or guaranteed by the United States government, its agencies or instrumentalities. The fund may also enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are considered to rank among the highest credit quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of safety. Of course, the market value of the fund’s securities and the value of fund sharesare not insured or guaranteed by the U.S. government. The fund generally maintains an average dollar-weighted maturity of between two and three years

What other factors influenced the fund's performance?

Like virtually all fixed-income investments, U.S. Treasury securities were adversely affected by rising interest rates throughout the year.

Soon after the reporting period began, it became apparent that overseas economies were beginning to recover from 1998‘s global financial crisis, and that the growth of the U.S. economy was stronger than most analysts expected. In this environment, investors began to move away from U.S. Treasury securities to which they had previously fled during the worst of the global financial crisis. They moved instead into higher yielding, riskier assets. This caused the prices of U.S. Treasury securities to fall from relatively high levels, while the prices of corporate bonds, mortgage-backed securities and asset-backed securities rallied.

In the second through fourth quarters of 1999, economic strength in domestic and overseas markets raised concerns among U.S. fixed-income investors that inflationary pressures might re-emerge. In response, the Federal Reserve Board increased short-term interest rates three times during the summer and fall of 1999 in an attempt to forestall a reacceleration of inflation. These changes in monetary policy caused the prices of most bonds, including U.S. Treasury securities, to fall.

U.S. Treasury securities generally fell more severely than prices of corporate bonds and other higher yielding fixed-income investments during the second half of the year. That’s primarily because corporate bonds tend to be more sensitive to the credit quality of their issuers, which generally improves in a strong economy, and are less sensitive to interest-rate trends; U.S. Treasury securities are more sensitive to interest-rate changes.

What is the fund's current strategy?

        Our current strategy is an extension of the strategy we have attempted to follow for much of 1999, which is intended to earn as much yield as possible from our holdings, while positioning the fund to respond favorably when more favorable economic and market conditions arrive. Toward that end, we have increased the fund’s exposure to off-the-run (“OTR”) Treasuries, which are U.S. Treasury securities that were issued prior to the most recent auction process. The benefit of owning OTR Treasuries is that they tend to produce higher yields because they are often considered less liquid than recent issues. Although these holdings hindered the fund’s returns as interest rates rose in 1999, we are hopeful that they will rally more strongly than other types of U.S. Treasury securities if and when the bond market experiences a positive recovery.

While in our view no one can predict the timing for a bond market recovery or lower interest rates, we believe that current financial conditions may be ripe for such a recovery. Most important, we believe that the federal budget surplus may cause the U.S. Treasury to buy back some of its outstanding debt. If the government buys back older, higher yielding securities first, as we would like, the fund’s OTR Treasury holdings should benefit accordingly.

January 14, 2000

(1)	TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND’S PERFORMANCE WOULD HAVE BEEN LOWER.

(2)	SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-2.99 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

(3)	DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus U.S. Treasury Short Term Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index

Average Annual Total Returns AS OF 12/31/99

                                1 Year             5 Years          10 Years

FUND                            1.39%               5.77%             6.13%

(+) SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS U.S. TREASURY SHORT TERM FUND ON 12/31/89 TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS AT LEAST 65% OF ITS NET ASSETS IN U.S. TREASURY SECURITIES. THE FUND’S PORTFOLIO WILL, UNDER NORMAL MARKET CONDITIONS, HAVE A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN TWO AND THREE YEARS. THE FUND’S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-2.99 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

STATEMENT OF INVESTMENTS

December 31, 1999

                                                    Principal
BONDS AND NOTES--102.3%                              Amount($)       Value ($)

U.S. GOVERNMENT AGENCY--27.9%

Federal Home Loan Banks,

   Medium-Term Notes, 5.86%, 4/28/2003             10,000,000        9,741,300

Federal Home Loan Mortgage,

   Medium-Term Notes, 5.5%, 5/15/2002               7,000,000        6,831,307

Federal National Mortgage Association:

   Medium-Term Notes, 6.25%, 11/15/2002            10,000,000        9,897,300

   Medium-Term Notes, 6.94%, 9/5/2007               5,000,000        4,809,300

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                              13,303,000(a)     12,883,184

U.S. Government Gtd. Development,

  Participation Ctfs.

  (Gtd. By U.S. Small Business Administration):

      Ser. 1998-20, Cl. E, 6.3%, 5/1/2018            175,140           164,447

      Ser. 1998-20, Cl. J, 5.5%, 10/1/2018           229,634           204,293

      Ser. 1998-20, Cl. L, 5.8%, 12/1/2018         1,434,977         1,300,204

                                                                    45,831,335

U.S. TREASURY BONDS--19.3%

   11.75%, 2/15/2001                               5,000,000         5,303,700

   12.375%, 5/15/2004                             16,500,000        20,109,210

   13.125%, 5/15/2001                              5,850,000         6,373,867

                                                                    31,786,777

U.S. TREASURY INFLATION PROTECTION SECURITIES--3.2%

   3.625%, 7/15/2002                               5,000,000(a)      5,199,650

U.S. TREASURY NOTES--51.9%

   5.5%, 8/31/2001                                30,000,000        29,657,400

   5.625%, 9/30/2001                              30,000,000        29,711,400

   5.875%, 10/31/2001                              6,000,000         5,963,160

   6.125%, 12/31/2001                             15,000,000        14,967,900

   8.5%, 11/15/2000                                5,000,000         5,099,850

                                                                    85,399,710

TOTAL BONDS AND NOTES

   (cost $172,251,925)                                             168,217,472

U.S. TREASURY BILLS:

   4.23%, 1/13/2000                                  790,000           788,981

   4.96%, 3/30/2000                                  280,000           276,508

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,065,453)                                                 1,065,489

TOTAL INVESTMENTS (cost $173,317,378)                  102.9%      169,282,961

LIABILITIES, LESS CASH AND RECEIVABLES                  (2.9%)      (4,818,211)

NET ASSETS                                             100.0%      164,464,750
(A)	PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost        Value

ASSETS ($):

Investments in securities--See Statement of
Investments                                           173,317,378   169,282,961

Cash                                                                  1,316,081

Interest receivable                                                   2,370,151

Prepaid expenses and other assets                                        13,937

                                                                     72,983,130

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            93,308

Payable for investment securities purchased                           6,991,502

Payable for shares of Beneficial Interest redeemed                    1,329,640

Accrued expenses                                                        103,930

                                                                      8,518,380

NET ASSETS ($)                                                      164,464,750

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     188,587,531

Accumulated net realized gain (loss) on investments                 (20,088,364)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (4,034,417)

NET ASSETS ($)                                                      164,464,750

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 11,617,149

NET ASSET VALUE, offering and redemption price per share ($)             14.16

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

INVESTMENT INCOME ($):

INTEREST INCOME                                                     11,232,892

EXPENSES:

Management fee--Note 3(a)                                            1,039,985

Shareholder servicing costs--Note 3(b)                                 413,794

Professional fees                                                       45,330

Trustees' fees and expenses--Note 3(c)                                  36,967

Registration fees                                                       24,813

Custodian fees--Note 3(b)                                               20,028

Prospectus and shareholders' reports                                    14,316

Miscellaneous                                                            5,284

TOTAL EXPENSES                                                       1,600,517

Less--reduction in management fee due to undertaking--Note 3(a)       (213,870)

NET EXPENSES                                                         1,386,647

INVESTMENT INCOME--NET                                               9,846,245

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,633,209)

Net unrealized appreciation (depreciation) on investments           (2,850,088)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (7,483,297)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,362,948

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                --------------------------------
                                                     1999                 1998

OPERATIONS ($):

Investment income--net                          9,846,245           11,139,837

Net realized gain (loss) on investments        (4,633,209)            832,747

Net unrealized appreciation (depreciation)
   on investments                              (2,850,088)           (808,441)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,362,948          11,164,143

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (9,846,245)        (11,139,837)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  46,404,112           62,426,365

Dividends reinvested                            8,093,872            8,943,065

Cost of shares redeemed                       (68,458,107)         (80,883,327)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (13,960,123)          (9,513,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (21,443,420)          (9,489,591)

NET ASSETS ($):

Beginning of Period                           185,908,170          195,397,761

END OF PERIOD                                 164,464,750          185,908,170

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,205,363            4,201,259

Shares issued for dividends reinvested            560,525              604,417

Shares redeemed                                (4,724,607)          (5,463,061)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (958,719)            (657,385)

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

                                              Year Ended December 31,
                                   --------------------------------------------
                                     1999      1998     1997      1996     1995
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
  of period                         14.78     14.77    14.82     15.14   14.55

Investment Operations:

Investment income--net                .82       .87      .93       .90    1.03

Net realized and unrealized
   gain (loss) on investments        (.62)      .01     (.05)     (.32)    .59

Total from Investment Operations      .20       .88      .88       .58    1.62

Distributions:

Dividends from investment
     income--net                     (.82)     (.87)    (.93)     (.90)  (1.03)

Net asset value, end of period      14.16     14.78    14.77     14.82   15.14
-------------------------------------------------------------------------------

TOTAL RETURN (%)                     1.39      6.14     6.12      4.07   11.38
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
  net assets                          .80       .79     .70       .70      .65

Ratio of net investment income
   to average net assets             5.68      5.91    6.29      6.04     6.90

Decrease reflected in above
 expense ratios
 due to undertakings by
 The Dreyfus Corporation              .12      .14      .31      .27      .29

Portfolio Turnover Rate          1,007.65   773.31   563.77   539.38   480.44
-------------------------------------------------------------------------------

Net Assets, end of period
 ($ x 1,000)                      164,465  185,908   195,398  187,826 188,726

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Short Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $6,109 during the period ended December 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended, (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $19,441,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $9,564,000 of the carryover expires in fiscal 2002, $2,004,000 expires in fiscal 2003, $2,702,000 expires in fiscal 2004, $717,000 expires in fiscal 2005 and $4,454,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

          The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowing. During the period ended December 31, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 1999 through December 31, 1999 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $213,870 during the period ended December 31, 1999.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the fund was charged $240,405 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $76,083 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was charged $20,028 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $1,465,464,533 and $1,447,987,348, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was $4,034,417, consisting of $4,373 gross unrealized appreciation and $4,038,790 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus U.S. Treasury Short Term Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Short Term Fund, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Short Term Fund at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 4, 2000

The Fund

IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 85.39% of the ordinary income dividends paid during the fiscal year ended December 31, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

NOTES

For More Information Dreyfus U.S. Treasury Short Term Fund 200 Park Avenue New York, NY 10166 Manager The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  081AR9912

EX-99.A
2

GRAPH IN THE PRESIDENT'S LETTER OF THE ANNUAL REP.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS U.S. TREASURY SHORT TERM FUND AND THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX

EXHIBIT A:

                  MERRILL LYNCH
                GOVERNMENTS, U.S.
                    TREASURY,             DREYFUS
                    SHORT-TERM         U.S. TREASURY
 PERIOD            (1-3 YEARS)           SHORT TERM
                      INDEX*                FUND

12/31/89                10,000            10,000
12/31/90                10,973            10,624
12/31/91                12,254            11,997
12/31/92                13,026            12,838
12/31/93                13,731            13,740
12/31/94                13,809            13,694
12/31/95                15,328            15,253
12/31/96                16,091            15,873
12/31/97                17,162            16,845
12/31/98                18,363            17,879
12/31/99                18,925            18,128

*Source: Bloomberg L.P.

Document is copied.

Dreyfus U.S. Treasury

Short Term Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value

Contents THE FUND

2 Letter from the President

3 Discussion of Fund Performance

6 Statement of Investments

7 Statement of Assets and Liabilities

8 Statement of Operations

9 Statement of Changes in Net Assets

10 Financial Highlights

11 Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus U.S. Treasury
Short Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Short Term Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you’ ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the “Fed” ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the reporting period began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus U.S. Treasury Short Term Fund.

Sincerely,

Stephen E. Canter

President and Chief Investment Officer
The Dreyfus Corporation

July 17, 2000

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Short Term Fund perform relative to its benchmark?

During the six-month reporting period ended June 30, 2000, the fund produced a total return of 3.31%.(1) In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index, provided a total return of 2.99% for the same time period.(2)

We attribute the fund’ s good relative performance to our security selection strategy, which included U.S. Treasury Inflation Protected Securities, as well as U.S. Government Agency Inflation Protected Securities. The value of these securities adjusted upward to keep pace with rising inflation. In addition, the fund benefited from unusual market conditions in the short-term U.S. Treasury securities market. For most of the reporting period, there was an inverted yield curve, which depicts yield differences by maturity, for these types of securities. This inverted yield curve illustrated that shorter term instruments provided higher yields than longer term instruments.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes and other securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities. The fund may also enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government, they are considered to rank among the highest quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are

The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

not insured or guaranteed by the U.S. Government. The fund generally maintains an average dollar-weighted maturity of between two and three years.

What other factors influenced the fund's performance?

First, the fund was influenced by inflation fears and rising interest rates. When the reporting period began on January 1, 2000, investors were relieved that Y2K-related concerns proved unfounded. However, investors soon became worried that robust economic growth might rekindle long-dormant inflationary pressures, especially since both energy prices and wages in a tight job market were rising. In an attempt to relieve these pressures, the Federal Reserve Board has raised short-term interest rates three times during the reporting period.

Second, the fund responded to forces that are unique to the U.S. Treasury securities marketplace, which recently provided attractive returns compared to other market sectors. In mid-January the government announced that it would use a portion of the budget surplus to initiate a buyback program for U.S. Treasury securities. This announcement triggered a wave of purchases of long-term U.S. Treasury securities. Yields for these long-term securities were driven down past yields of short-term securities and as a result created what is called an inverted yield curve.

What is the fund's current strategy?

We are continuing our efforts to invest the fund’s assets in areas of the short-term U.S. Treasury securities market that we believe offer attractive opportunities. Accordingly, we have established the fund’s average duration -- a measure of sensitivity to changing interest rates -- at about 1.7 years, a level that we consider neutral relative to the fund’s peer group. This duration management strategy was designed to help us balance the benefits of locking in prevailing yields while maintaining the flexibility to capture higher yields if they become available. In addition, we believe that a neutral duration management strategy enables us to derive greater value from other fixed-income investment strategies, such as yield curve risk-reward analysis, for as long as the future direction of interest rates remains uncertain.

Accordingly, we employed a barbell strategy in an attempt to maximize returns without substantially increasing interest-rate risk. As its name implies, a barbell strategy involves focusing on securities at the short and long ends of our maturity spectrum in order to construct a portfolio that has a neutral average duration.

From a security selection standpoint, more than 32% of the fund’s assets were invested in U.S. Government Agency Inflation Protected Securities. These instruments provide a value that adjusts to changing consumer inflation, better enabling the fund’ s value to keep pace with inflation. The remainder of the portfolio was primarily invested in U.S. Treasury notes.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND’S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF ONE TO THREE YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

The Fund

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                     Principal
BONDS AND NOTES--85.4%                                                 Amount ($)      Value ($)

U.S. GOVERNMENT AGENCIES--20.0%

Federal Home Loan Banks,

   Medium-Term Notes, 5.86%, 4/28/2003                             10,000,000          9,719,300

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                               17,500,000(a)      17,539,651
                                                                                      27,258,951

U.S. TREASURY BONDS--21.6%

   10.75%, 8/15/2005                                                7,000,000          8,345,260

   12%, 5/15/2005                                                   1,000,000          1,236,250

   12.375%, 5/15/2004                                              16,500,000         19,872,105

                                                                                      29,453,615

U.S. TREASURY INFLATION PROTECTION SECURITIES--19.5%

   3.625%, 7/15/2002                                               25,000,000(a)      26,545,690

U.S. TREASURY NOTES--24.3%

   5.75%, 11/30/2002                                               12,500,000         12,317,500

   6.375%, 6/30/2002                                                1,000,000          1,000,620

   6.75%, 5/15/2005                                                 9,000,000          9,213,750

   7.5%, 2/15/2005                                                 10,000,000         10,490,600

                                                                                      33,022,470

TOTAL BONDS AND NOTES
   (cost $116,552,272)                                                               116,280,726

SHORT-TERM INVESTMENTS--15.4%

U.S. TREASURY BILLS:

   5.46%, 8/3/2000                                                  6,630,000          6,598,508

   5.6%, 8/17/2000                                                 14,530,000         14,428,435

TOTAL SHORT-TERM INVESTMENTS

   (cost $21,020,496)                                                                 21,026,943

TOTAL INVESTMENTS
   (cost $137,572,768)                                                  100.8%       137,307,669

LIABILITIES, LESS CASH AND RECEIVABLES                                    (.8%)       (1,129,852)

NET ASSETS                                                              100.0%       136,177,817

(A) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CONSUMER PRICE INDEX.

SEE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                                          Cost          Value

ASSETS ($):

Investments in securities--See Statement of
Investments                                                         137,572,768      137,307,669

Interest receivable                                                                    1,807,281

Receivable for shares of Beneficial Interest subscribed                                   14,199
                                                                                     139,129,149

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                             68,823

Cash overdraft due to Custodian                                                           61,930

Payable for shares of Beneficial Interest redeemed                                     2,748,817

Accrued expenses                                                                          71,762

                                                                                       2,951,332

NET ASSETS ($)                                                                       136,177,817

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                      159,869,507

Accumulated net realized gain (loss) on investments                                  (23,426,591)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                                               (265,099)

NET ASSETS ($)                                                                       136,177,817

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
 Interest authorized)                                                                  9,584,459

NET ASSET VALUE, offering and redemption price per share ($)                               14.21

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME ($):

INTEREST INCOME                                                                        5,006,070

EXPENSES:

Management fee--Note 3(a)                                                                451,637

Shareholder servicing costs--Note 3(b)                                                   171,261

Professional fees                                                                         21,065

Trustees' fees and expenses--Note 3(c)                                                    19,869

Registration fees                                                                         10,819

Custodian fees--Note 3(b)                                                                  8,703

Prospectus and shareholders' reports                                                       3,827

Miscellaneous                                                                                704

TOTAL EXPENSES                                                                           687,885

Less--reduction in management fee due to
  undertaking--Note 3(a)                                                                 (85,697)

NET EXPENSES                                                                             602,188

INVESTMENT INCOME--NET                                                                 4,403,882

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                               (3,338,227)

Net unrealized appreciation (depreciation) on investments                              3,769,318

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                   431,091

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   4,834,973

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended
                                                                  June 30, 2000       Year Ended
                                                                  (Unaudited)      December 31, 1999

OPERATIONS ($):

Investment income--net                                                4,403,882        9,846,245

Net realized gain (loss) on investments                              (3,338,227)      (4,633,209)

Net unrealized appreciation (depreciation)
   on investments                                                     3,769,318       (2,850,088)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                          4,834,973        2,362,948

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                               (4,403,882)      (9,846,245)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        14,662,476       46,404,112

Dividends reinvested                                                  3,634,392        8,093,872

Cost of shares redeemed                                             (47,014,892)     (68,458,107)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                 (28,718,024)     (13,960,123)

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (28,286,933)     (21,443,420)

NET ASSETS ($):

Beginning of Period                                                 164,464,750      185,908,170

END OF PERIOD                                                       136,177,817      164,464,750

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                           1,038,853        3,205,363

Shares issued for dividends reinvested                                  257,436          560,525

Shares redeemed                                                      (3,328,979)      (4,724,607)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        (2,032,690)        (958,719)

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

                                  Six Months Ended
                                   June 30, 2000                  Year Ended December 31,
                                                    -----------------------------------------------------------
                                    (Unaudited)     1999       1998        1997    1996        1995
-------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                  14.16        14.78       14.77     14.82    15.14      14.55

Investment Operations:

Investment income--net                     .41          .82        .87        .93      .90      1.03

Net realized and unrealized
   gain (loss) on investments              .05         (.62)       .01       (.05)    (.32)      .59

Total from Investment Operations           .46          .20        .88        .88      .58      1.62

Distributions:

Dividends from investment
   income--net                             (.41)       (.82)      (.87)      (.93)     (.90)   (1.03)

Net asset value,
   end of period                          14.21       14.16      14.78      14.77     14.82     15.14

TOTAL RETURN (%)                           6.64(a)     1.39       6.14       6.12      4.07     11.38

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                       .80(a)      .80        .79        .70        .70      .65

Ratio of net investment income
   to average net assets                   5.83(a)     5.68       5.91       6.29       6.04     6.90

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                  .11(a)      .12        .14        .31        .27      .29

Portfolio Turnover Rate                  513.75(b) 1,007.65     773.31     563.77     539.38   480.44

Net Assets, end of period
   ($ x 1,000)                          136,178     164,465    185,908    195,398    187,826  188,726

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Short Term Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’ s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (” Mellon”), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (“DSC”), a wholly-owned subsidiary of the Manager, became the distributor of the fund’s shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund’ s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (” Service” ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the directions of the Board

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $19,441,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $9,564,000 of the carryover expires in fiscal 2002, $2,004,000 expires in fiscal 2003, $2,702,000 expires in fiscal 2004, $717,000 expires in fiscal 2005 and $4,454,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowing. During the period ended June 30, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2000 through June 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $85,697 during the period ended June 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the fund was charged $118,144 pursuant to the Shareholder Services Plan.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $38,994 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $8,703 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the “Fund Group”). Effective April 11, 2000, each Board member who is not an “affiliated person” as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an “ affiliated person” as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund’s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund’s annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended June 30, 2000, amounted to $670,237,857 and $722,708,838, respectively.

At June 30, 2000, accumulated net unrealized depreciation on investments was $265,099, consisting of $693,146 gross unrealized appreciation and $958,245 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund

Notes

For More Information

Dreyfus U.S. Treasury Short-Term Fund

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                 081SA006

Pro Forma Statement of Assets and Liabilities
September 30, 2000 (Unaudited)

                                               Dreyfus Short-   Dreyfus U.S.                 Pro Forma
                                               Intermediate     Treasury Short               Combined
                                               Government Fund  Term Fund      Adjustments   (Note 1)
ASSETS: Investments in securities,
             at value - See Statement
             of Investments *                $ 411,274,472    $ 111,633,905                   $ 522,908,377
        Cash                                         --               1,156                           1,156
        Interest receivable                      5,638,528        1,986,193                       7,624,721
        Receivable from brokers for
             proceeds on securities
             sold short                          4,939,787             --                         4,939,787
        Receivable for investment
             securities sold                     3,497,448             --                         3,497,448
        Paydown receivables                        603,334             --                           603,334
        Receivable for shares
             of Beneficial                          26,224               45                          26,269
        Interest subscribed
        Prepaid expenses and
             other assets                           57,748            2,977                          60,725
                                                   ------             -----                          ------

             Total Assets                      426,037,541      113,624,276                     539,661,817
                                               -----------      -----------                     -----------

LIABILITIES:
        Due to the Dreyfus Corporation
            and affiliates                         132,557           34,829                         167,386
        Cash overdraft due to Custodian             51,529             --                            51,529
        Payable for investment securities
             purchased                          51,856,875             --                        51,856,875
        Securities sold short, at value
             (proceeds $4,939,787)-
             see statement                       4,946,381             --                         4,946,381
        Dividend payable                         1,723,629          519,612                       2,243,241
        Payable for shares of Beneficial
             Interest redeemed                      52,237           23,813                          76,050
        Accrued expenses                           178,219          130,532         60,000a         368,751
                                                  -------          -------         ------           -------

             Total Liabilities                  58,941,427          708,786         60,000       59,710,213
                                                ==========          =======         ======       ==========

NET ASSETS                                   $ 367,096,114    $ 112,915,490  $     (60,000)   $ 479,951,604
                                             =============    =============  =============    =============

REPRESENTED
BY:     Paid-in capital                      $ 419,015,830    $ 135,494,303                   $ 554,510,133
        Accumulated undistributed
            investment income-net                  56,624            17,299        (60,000)a         13,923
        Accumulated net realized
            gain (loss) on
            investments                       (53,660,218)     (23,106,898)                     (76,767,116)
        Accumulated net unrealized
            appreciation (depreciation)
            on investments                      1,683,878          510,786                        2,194,664
                                                ---------          -------                        ---------

NET ASSETS                                  $ 367,096,114    $ 112,915,490   $     (60,000)   $ 479,951,604
                                            =============    =============   =============    =============

Shares of  Beneficial Interest outstanding
     (unlimited number of $.001 par values
     shares authorized):
Dreyfus Short-Intermediate Government Fund    34,925,887
                                              ==========

Shares of  Beneficial Interest outstanding
     (unlimited number of $.001 par value
     shares authorized):
Dreyfus U.S. Treasury Short Term Fund                          7,877,317
                                                               =========

NET ASSET VALUE per share-Note 3:
Dreyfus Short-Intermediate Government Fund
     ($367,096,114 / 34,925,887 shares)     $       10.51
                                            =============

Dreyfus U.S. Treasury Short Term Fund
     ($112,915,490 / 7,877,317 shares)                        $    14.33
                                                              ==========

Pro forma Combined
     ($479,951,604 / 45,666,320 shares)                                                    $       10.51
                                                                                           =============

                                            $ 409,584,000   $111,123,119                   $ 520,707,119
                                            =============   ============                   =============

* Investments in securities, at cost

(a) To reflect estimated merger costs.

                                                    See notes to pro forma financial statements.

Pro Forma Statement of Operations
----------------------------------------------------------------------------------------------------------------
For the Twelve Months Ended September 30, 2000 (Unaudited)

                                            Dreyfus              Dreyfus                         Pro Forma
                                       Short-Intermediate     U.S. Treasury                      Combined
                                        Government Fund      Short Term Fund   Adjustments       (Note 1)
                                      --------------------  -----------------  ------------      -----------
INVESTMENT INCOME:

INCOME:     Interest Income             $   25,387,481      $   9,682,087                       $ 35,069,568
                                        --------------      -------------                       ------------
EXPENSES:   Management fee              $    1,988,170      $     895,994     $  (149,332)(a)   $  2,734,832
            Shareholder
            servicing costs                   623,874            768,882                           1,392,756
            Custodian fees                     65,594             18,540                              84,134
                                                                    -
           Trustees' fees
           and expenses                        56,180             38,011          (38,011)(b)         56,180
           Professional fees                   47,324             40,225          (30,000)(b)         57,549
           Registration fees                   30,527             23,097                              53,624
           Prospectus and
            shareholders' reports              28,982             12,979          (5,000)(b)          36,961
          Loan commitment fees                  3,207               --                                 3,207

         Miscellaneous                         15,037              4,556                              19,593
                                          --------------      -------------       -------------  --------------
             Total Expenses                 2,858,895          1,802,284          (222,343)        4,438,836
                                          --------------      -------------       -------------  --------------

        Less- reduction in
          management
        fee due to undertaking                  --             (599,583)                            (599,583)
                                         --------------      -------------       -------------  --------------
             Net Expenses                  2,858,895          1,202,701          (222,343)         3,839,253
                                         --------------      -------------       -------------  --------------

INVESTMENT INCOME-NET                     22,528,586          8,479,386           222,343         31,230,315
                                         --------------      -------------       -------------  ----------------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

      Net realized gain (loss)
          on investments               $  (8,223,446)       $(3,901,175)                        $(12,124,621)
                                         --------------      -------------       -------------  --------------

        Net unrealized appreciation
   (depreciation) on investments             4,203,254          (949,453)                          3,253,801

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                  (4,020,192)        (4,850,628)              -         (8,870,820)

NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                       $18,508,394        $ 3,628,758      $  222,343         $22,359,495

(a) Reflects reduction due to lower management fee rate of the Dreyfus Short-Intermediate
    Government Fund.
(b) Reflects the anticipated savings of the Merger.

                                                     See notes to pro forma financial statements.

Pro Forma  STATEMENT OF SECURITIES SOLD SHORT
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
September 30, 2000 (Unaudited)

                                                Principal
 Notes                                          Amount($)                  Value($)

U.S. Treasury Notes, 5.75%, 8/15/2010
        (proceeds $4,939,787)                    4,965,000                 4,946,381

See notes to pro forma financial statements.

Pro Forma  STATEMENT OF INVESTMENTS
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
September 30, 2000 (Unaudited)
                              Principal Amount ($)                                  Value
                      Dreyfus                                    Dreyfus          Dreyfus
                      Short-           Dreyfus         Pro Forma Short-           U.S. Treasury Pro Forma
                      Intermediate     U.S. Treasury   Combined  Intermediate     Short Term    Combined
                      Government Fund  Short Term Fund (Note 1)  Government Fund  Fund          (Note 1)
                      ---------------  ---------------- -------- --------------- --------------- -----------
Bonds and Notes
91.7%

U. S. Governments
36.7%
U. S. Treasury Bonds:
10.375%, 11/15/2012     2,155,000                     2,155,000   2,677,588                     2,677,588
10.75%, 2/15/2003      10,000,000                    10,000,000  11,031,200                    11,031,200
11.625%, 11/15/2002                    15,000,000    15,000,000                    16,659,300  16,659,300
11.875%,11/15/2003     15,000,000                    15,000,000  17,479,650                    17,479,650
12%, 5/15/2005          5,000,000                     5,000,000   6,207,800                     6,207,800
12%, 8/15/2013          1,844,000                     1,844,000   2,513,593                     2,513,593
12.375%, 5/15/2004                      7,500,000     7,500,000                     9,042,150   9,042,150
12.75%, 11/15/2010      6,170,000       2,313,000     8,483,000   7,953,500         2,981,596  10,935,096

U. S. Treasury Inflation
Protection Securities,
3.625%, 7/15/2002      42,533,000 a    12,541,000 a  55,074,000  45,788,954        13,501,029  59,289,983

U. S. Treasury Notes:
5.25%, 8/15/2003        6,000,000       2,000,000     8,000,000   5,889,360         1,963,120   7,852,480
5.75%, 8/15/2003       12,000,000                    12,000,000  11,940,000                    11,940,000
5.875%, 11/15/2005                        959,000       959,000                       959,595     959,595
6.25%, 8/31/2002                       13,017,000    13,017,000                    13,041,342  13,041,342
6.375%, 6/30/2002                       6,000,000     6,000,000                     6,031,860   6,031,860
6.75%, 5/15/2005                        3,479,000     3,479,000                     3,605,114   3,605,114
7.5%, 2/15/2005                         5,250,000     5,250,000                     5,571,562   5,571,562
U. S. Treasury
Principal
Strips,
0%, 11/15/2004         5,000,000        3,750,000     8,750,000   3,917,650         2,938,237   6,855,887
                                                                115,399,295        76,294,905 191,694,200

U. S. Government Agencies
30.9%
Federal Home Loan Banks:
Bonds, 7.25%,
5/15/2002             75,000,000                    75,000,000   75,894,375                    75,894,375
Medium-Term Notes,
5.86%,
4/28/2003                             10,000,000                                    9,853,600    9,853,600
Ser. A-1, Coupon
Strips, 0%,
2/25/2003              1,789,000                     1,789,000   1,529,752                       1,529,752

Federal National
Mortgage Association:
Coupon Strips, 0%,
7/24/2001              1,227,000                     1,227,000   1,165,630                       1,165,630
Notes, 7%, 2005       10,000,000       3,000,000    13,000,000  10,183,880         3,055,164    13,239,044
Principal Strips,
0%, 8/7/2001           6,000,000                     6,000,000   5,672,400                       5,672,400
Tennessee Valley
Authority,
Valley Indexed
Principal Securities,
3.375%, 1/15/2007     35,500,000 a     17,500,000 a 53,000,000  36,184,745        17,837,550    54,022,295
                                                               130,630,782        30,746,314   161,377,096

U. S. Government
Agencies/
Mortgage-Backed
24.1%
Federal Home Loan
Mortgage:
7.5%                 20,000,000 b                  20,000,000  19,987,400                       19,987,400
REMIC, Multiclass
Mortgage
Participation Ctfs.
(Interest Only
Obligation)
Ser. 1992, Cl. PG,
7%, 4/25/2014         2,354,348 c                   2,354,348     136,111                          136,111
Ser. 1978, Cl. PH,
7%,
1/15/2024             3,424,503 c                   3,424,503     441,975                          441,975

Structured Pass-
Through Ctfs.
Ser. T-22, Cl.
A6, 7.05%
11/25/2029            5,000,000                     5,000,000   4,925,000                        4,925,000

Federal National
Mortgage
 Association,
 7.5%                 5,000,000 b                   5,000,000   4,996,850                        4,996,850
 6%, 10/1/2013       25,484,056                    25,484,056  24,600,014                       24,600,014
 6.79%, 11/1/2003     5,178,401                     5,178,401   5,141,525                        5,141,525
 6.985%, 11/1/2003    6,790,518                     6,790,518   6,774,107                        6,774,107
 REMIC Trust, Gtd.
Pass-Through Ctfs.:
Ser. 1995-W1, Cl.
A6, 8.1%,
4/25/2025             3,753,738                     3,753,738   3,765,473                        3,765,473
Ser. 1997-56, Cl.
PM, 7%,
6/18/2026
(Interest Only
Obligation)          2,813,522 c                    2,813,522     643,171                          643,171
Ser. 1998-49, Cl.
MA, 6.5%,
10/17/2005           6,253,633                      6,253,633   6,205,949                        6,205,949

Government National
Mortgage
Association II,
Adjustable Rate
Mortgage:
7.5%                 23,500,000 b                  23,500,000  23,477,910                       23,477,910
6.5%, 7/20/2030      14,951,847                    14,951,847  14,861,986                       14,861,986
U. S. Government
Gtd.
Development,
Participation Ctfs.
(Gtd. By U. S.
Small Business
Administration),
Ser. 1997-20G,
Cl. I,
6.85%, 7/1/2017     10,429,080                    10,429,080   10,277,824                       10,277,824
                                                              126,235,295                      126,235,295

Total Bonds and Notes
(cost $370,577,028,
$106,531,423
and $477,108,451,
 respectively)                                                372,265,372        107,041,219   479,306,591

Short-Term Investments
8.3%

Repurchase Agreements
5.5%
Greenwich Capital, 6.48%

Repurchase Agreements  5.5%
Greenwich Capital
Dated 9/29/2000, due
10/2/2000 in the
amount of $29,040,674
(fully collateralized by
$31,275,000 U. S.
Treasury Bills,
8/30/2001 value
  $29,617,425)      29,025,000                    29,025,000   29,025,000                       29,025,000

U. S. Treasury Bills
2.8%
5.9%, 10/12/2000    10,000,000       4,600,000    14,600,000    9,984,100          4,592,686    14,576,786

Total Short-Term
Investments
(cost $39,006,972,
$4,591,696
and $43,598,668,
respectively)                                                  39,009,100          4,592,686    43,601,786

Total Investments
(cost $409,584,000,
$111,123,119
and $520,707,119,
respectively)                           100.0%                411,274,472        111,633,905  522,908,377

a Principal amount for accrual purposes is periodically adjusted based on changes to the Consumer
  Price Index.
b Purchased on a forward commitment basis.
c Notional face amount shown.

See notes to proforma financial statements.

Dreyfus Short-Intermediate Government Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

        At a special meeting of the Board of Trustees of Dreyfus Short-Intermediate Government Fund (the “Fund”) held on November 8, 2000 and at a special meeting of the Board of Trustees of Dreyfus U.S. Treasury Short Term Fund held on October 17, 2000, each Board approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus U.S. Treasury Short Term Fund, Dreyfus U.S. Treasury Short Term Fund will transfer all of its assets, subject to its liabilities, to the Fund, in exchange for a number of shares of the Fund equal in value to the net assets of Dreyfus U.S. Treasury Short Term Fund (the “Exchange”). Shares of the Fund then will be distributed to Dreyfus U.S. Treasury Short Term Fund shareholders on a pro rata basis in liquidation of Dreyfus U.S. Treasury Short Term Fund.

        The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Fund and Dreyfus U.S. Treasury Short Term Fund at September 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of the Fund and Dreyfus U.S. Treasury Short Term Fund for the twelve months ended September 30, 2000. These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value, at the dates indicated above, under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Fund for pre-combination periods will not be restated. The fiscal year ends are November 30 for the Fund and December 31 for Dreyfus U.S. Treasury Short Term Fund.

        The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at September 30, 2000.

NOTE 2--Portfolio Valuation:

        Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (“Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available, and are representative of the bid side of the market in the judgment of the Service, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

NOTE 3--Capital Shares:

        The pro forma net asset value per share assumes 10,740,433 additional shares of Beneficial Interest of the Fund were issued in connection with the proposed acquisition by the Fund of Dreyfus U.S. Treasury Short Term Fund as of September 30, 2000. The pro forma number of shares that would be issuable was calculated by dividing the net assets of Dreyfus U.S. Treasury Short Term Fund at September 30, 2000 by the net asset value per share of the Fund shares at September 30, 2000 of $10.51. The pro forma combined number of shares outstanding of 45,666,320 consists of the 10,740,433 shares issuable to Dreyfus U.S. Treasury Short Term Fund as a result of the merger and the 34,925,887 shares of the Fund outstanding at September 30, 2000.

NOTE 4--Pro Forma Operating Expenses:

        The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on September 30, 2000. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:

        Merger costs are estimated at approximately $60,000 and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the Funds carrying out their obligations under the Exchange and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

        Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

        The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
PART C
OTHER INFORMATION

Item 15.	Indemnification.

          The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed on March 29, 2000.

Item 16.	Exhibits - All references are to Post-Effective Amendments to the Registrant's Registration Statement on Form N-1A (File No. 33-9634) (the "Registration Statement") unless otherwise noted.

(1)	Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 9.

(2)	By-Laws. Incorporated by reference to Post-Effective Amendment No. 15.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Not Applicable.

(6)	Management Agreement between the Registrant and The Dreyfus Corporation. Incorporated by reference to Post- Effective Amendment No. 9.

(7)	Distribution Agreement between the Registrant and Dreyfus Service Corporation. Incorporated by reference to Post-Effective Amendment No. 15.

(8)	Not Applicable.

(9)	Amended and Restated Custody Agreement between the Registrant and Mellon Bank, N.A. Incorporated by reference to Post-Effective Amendment No. 9.

(10)	reference to Post-Effective Amendment No. 93.

(11)(a)	Opinion of counsel is incorporated by reference to the Registration Statement.

(11)(b)	Consent of counsel.

(12)	Opinion and consent of counsel regarding tax matter.**

(13)	Not Applicable.

(14)	Consent of Independent Auditors.

(15)	Not Applicable.

(16)	Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 15 and to the Signature Page hereof.

(17)(a)	Form of Proxy.*

(17)(b)	Registrant's Prospectus dated April 1, 2000.

(17)(c)	Dreyfus U.S. Treasury Short Term Fund's Prospectus dated May 1, 2000.

* **	Filed herewith as part of the Prospectus/Proxy Statement. To be filed by Post-Effective Amendment.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 2nd day of November, 2000.

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND (Registrant) By: /s/Stephen E. Canter Stephen E. Canter, President

POWER OF ATTORNEY

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Mark N. Jacobs, Steven F. Newman, Michael A. Rosenberg, John B. Hammalian, Robert R. Mullery and Jeff Prusnofsky, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with al exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	November 2, 2000

/s/ Joseph W. Connolly Joseph W. Connolly	Vice President and Treasurer (Principal Financial and Accounting Officer)	November 2, 2000

/s/Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	November 2, 2000

/s/ Lucy Wilson Benson Lucy Wilson Benson	Trustee	November 2, 2000

/s/ David W. Burke David W. Burke	Trustee	November 2, 2000

/s/ Martin D. Fife Martin D. Fife	Trustee	November 2, 2000

/s/ Whitney I. Gerard Whitney I. Gerard	Trustee	November 2, 2000

/s/ Arthur A. Hartman Arthur A. Hartman	Trustee	November 2, 2000

/s/ George L. Perry George L. Perry	Trustee	November 2, 2000

/s/ Paul D. Wolfowitz Paul D. Wolfowitz	Trustee	November 2, 2000

EXHIBIT INDEX

Exhibit 11(b) Consent of Counsel

Exhibit 14 Consent of Independent Auditors

Exhibit 17(a) Registrant’s Prospectus for Dreyfus dated April 1, 2000.

Exhibit 17(b) Dreyfus U.S. Treasury Short Term Fund’s Prospectus dated March 1, 2000.